==============================================================================

                        EDWARD D. JONES & CO., L.P.


                     _________________________________


                          NOTE PURCHASE AGREEMENT

                        Dated as of August 31, 1999


                     _________________________________


                   $75,000,000 Aggregate Principal Amount

                                     of

        7.51% Subordinated Capital Notes, Series A, Due August 15, 2005

        7.58% Subordinated Capital Notes, Series B, Due August 15, 2006

        7.65% Subordinated Capital Notes, Series C, Due August 15, 2007

                                    and

        7.79% Subordinated Capital Notes, Series D, Due August 15, 2011


==============================================================================

                                   TABLE OF CONTENTS

SECTION                                  HEADING                                   PAGE

SECTION 1.           THE NOTES                                                        1

      Section 1.1.   Authorization of Notes                                           1
      Section 1.2.   Purchase and Sale of Notes                                       2
      Section 1.3.   Use of Proceeds                                                  2

SECTION 2.           GENERAL REPRESENTATIONS AND WARRANTIES                           2

      Section 2.1.   The Partnership; Partners; Indebtedness for Money Borrowed;
                        Subsidiaries                                                  2
      Section 2.2.   The Partnership and the General Partner; Organization and
                        Authority                                                     3
      Section 2.3.   Business of the Partnership                                      4
      Section 2.4.   Stock Exchange Membership, etc.                                  4
      Section 2.5.   Financial Statements and Other Information; Financial
                        Condition                                                     4
      Section 2.6.   No Material Adverse Change                                       5
      Section 2.7.   Licenses, Registrations, etc.                                    5
      Section 2.8.   Title to Properties; Leases.                                     5
      Section 2.9.   Compliance with Other Instruments, etc.                          6
      Section 2.10.  No Material Adverse Contracts, etc.                              6
      Section 2.11.  Compliance with Law, etc.                                        6
      Section 2.12.  SIPC Assessments                                                 7
      Section 2.13.  Broker-Dealer Registration; Examining Authority.                 7
      Section 2.14.  Compliance with ERISA                                            7
      Section 2.15.  Pending Litigation, etc.                                         8
      Section 2.16.  Taxes                                                            8
      Section 2.17.  Stock Exchange Approvals                                         9
      Section 2.18.  Governmental Consent, etc                                        9
      Section 2.19.  Outstanding Securities                                           9
      Section 2.20.  No Margin Regulation Violation                                   9
      Section 2.21.  Holding Company Act; Investment Company Act                      9
      Section 2.22.  No Event of Acceleration or Event of Default                    10
      Section 2.23.  Full Disclosure                                                 10
      Section 2.24.  Partnership Proceedings                                         10
      Section 2.25.  Validity of Agreement and Notes                                 10
      Section 2.26.  Net Capital Requirements                                        11
      Section 2.27.  Computer 2000 Compliant                                         11




SECTION 3.           OTHER PURCHASERS; SECURITIES ACT REPRESENTATIONS;
                     ERISA REPRESENTATIONS                                           11

      Section 3.1.   Other Purchasers                                                11
      Section 3.2.   Offerees                                                        11
      Section 3.3.   Investment Intent, etc                                          11
      Section 3.4.   ERISA Representations                                           12

SECTION 4.           CONDITIONS OF OBLIGATION TO PURCHASE NOTES                      13

      Section 4.1.   Opinion of Special Counsel for You and the Other Purchasers     13
      Section 4.2.   Opinions of Counsel for the Partnership                         13
      Section 4.3.   Performance of Obligations                                      13
      Section 4.4.   Representations True                                            13
      Section 4.5.   State Financial Responsibility Laws                             14
      Section 4.6.   Approval of Agreement                                           14
      Section 4.7.   Sale of Notes to Other Purchasers                               14
      Section 4.8.   Legality                                                        14
      Section 4.9.   Proceedings, Instruments, etc                                   14
      Section 4.10.  Consents to Amendment                                           14

SECTION 5.           EXPENSES                                                        14

SECTION 6.           CERTAIN SPECIAL RIGHTS                                          15

Section 6.1.         Home Office Payment                                             15
Section 6.2.         Issue Taxes                                                     16

SECTION 7.           SUBORDINATION OF NOTES                                          16

Section 7.1.         Subordination to Partnership Senior Claim                       16

Section 7.2.         Partnership Agreement Regarding Subordination of
                        Debt to Partners, etc.                                       16
Section 7.3.         Purpose of the Subordination                                    17
Section 7.4.         Rank of the Note                                                17

SECTION 8.           PARTNERSHIP-SUSPENDED REPAYMENT                                 17

SECTION 9.           RESTRICTION OF PERMISSIVE PREPAYMENT OF NOTES                   19



                              -ii-

SECTION 10.          NOTE PREPAYMENTS                                                21

      Section 10.1.  Maturity and Payments Generally; Required Prepayments           21
      Section 10.2.  Optional Prepayments                                            22
      Section 10.3.  Notice of Prepayment                                            22
      Section 10.4.  Partial Prepayment Pro Rata                                     23

SECTION 11.          REGISTRATION, EXCHANGE AND REPLACEMENT OF NOTES                 23

      Section 11.1.  Registration                                                    23
      Section 11.2.  Transfer and Exchange.                                          23
      Section 11.3.  Replacement                                                     24

SECTION 12           CERTAIN COVENANTS                                               24

      Section 12.1.  Maintenance of Office                                           24
      Section 12.2.  ERISA                                                           24
      Section 12.3.  Partnership Existence                                           24
      Section 12.4.  General Maintenance of Properties and Business, Etc             25
      Section 12.5.  Compliance with Law                                             26
      Section 12.6.  Payment of Taxes and Claims                                     26
      Section 12.7.  Transactions with Affiliates                                    27
      Section 12.8.  Sale of Receivables                                             27
      Section 12.9.  Notice of Certain Events and Conditions                         27
      Section 12.10. Tax Consolidation                                               28
      Section 12.11. Inspection                                                      28
      Section 12.12. Purchase of Notes                                               28
      Section 12.13. Guaranties of Affiliate and Subsidiary Obligations              28
      Section 12.14. Nature of Partnership's Business                                28
      Section 12.15. Partnership Net Capital                                         29
      Section 12.16. Partnership Capital and Restricted Distributions                29
      Section 12.17. Partnership Indebtedness                                        29
      Section 12.18. Lease Obligations                                               30
      Section 12.19. Restricted Investments                                          30
      Section 12.20. Merger, Consolidation or Transfer of Assets                     31
      Section 12.21. Limitation on Liabilities                                       32
      Section 12.22. Change of Examining Authority                                   32

SECTION 13.          INFORMATION TO BE FURNISHED HOLDERS OF NOTES                    32

      Section 13.1.  Financial Statements, Reports, etc                              32
      Section 13.2.  Officer's Certificates                                          35
      Section 13.3.  Accountant's Certificates                                       35
      Section 13.4.  Confidential Treatment, etc                                     35
      Section 13.5.  Restricted Subsidiary Financials                                36



                              -iii-

SECTION 14.          ACCELERATION OF MATURITY                                        36

      Section 14.1.  Events of Acceleration; Acceleration of Notes                   36
      Section 14.2.  Events of Default; Acceleration of Notes                        39
      Section 14.3.  Agreements on Events of Acceleration                            40
      Section 14.4.  Default Remedies                                                41
      Section 14.5.  No Counterclaim, Abatement, etc                                 41
      Section 14.6.  Annulment of Acceleration of Notes                              42

SECTION 15.          INTERPRETATION OF AGREEMENT, NOTES AND
                     PARTNERSHIP NOTES                                               42

      Section 15.1.  Definitions                                                     42
      Section 15.2.  Directly or Indirectly                                          53
      Section 15.3.  Accounting Principles                                           53
      Section 15.4.  Governing Law                                                   53
      Section 15.5.  Headings                                                        53
      Section 15.6.  Independence of Covenants                                       53

SECTION 16.          NON-LIABILITY OF EXCHANGE                                       54

SECTION 17.          MISCELLANEOUS                                                   54

      Section 17.1.  Notices                                                         54
      Section 17.2.  Survival                                                        54
      Section 17.3.  Successors and Assigns                                          55
      Section 17.4.  Amendment and Waiver                                            55
      Section 17.5.  Futures Commission Merchants; Set-off                           55
      Section 17.6.  Counterparts                                                    56
      Section 17.7.  Reproduction of Documents                                       56
      Section 17.8.  Time of the Essence                                             57



                              -iv-

SCHEDULE I        --    Names and Addresses of Purchasers

SCHEDULE II       --    Schedule of Indebtedness for Money Borrowed

SCHEDULE III      --    Subsidiaries of the Partnership

SCHEDULE IV-A     --    Opinion of Special Counsel for the Purchaser

SCHEDULE IV-B     --    Opinion of Counsel for the Partnership to the Purchaser

SCHEDULE IV-C     --    Opinion of Special Counsel for the Partnership

EXHIBIT A - I     --    Form of 7.51% Subordinated Capital Note, Series A

EXHIBIT A - II    --    Form of 7.58% Subordinated Capital Note, Series B

EXHIBIT A - III   --    Form of 7.65% Subordinated Capital Note, Series C

EXHIBIT A - IV    --    Form of 7.79% Subordinated Capital Note, Series D

                    EDWARD D. JONES & CO., L.P.
                       12555 Manchester Road
                     St. Louis, Missouri  63131


                      NOTE PURCHASE AGREEMENT


                                                   As of August 31, 1999

To the Purchaser or Purchasers
Named on the Signature Page Hereof:

Dear Purchaser:

     The undersigned Edward D. Jones & Co., L.P., a Missouri limited partnership (the "Partnership"), agrees with you as follows:

SECTION 1.     THE NOTES

     Section 1.1. Authorization of Notes. The Partnership has authorized the issue and sale of its:

     (a) 7.51% Subordinated Capital Notes, Series A, Due August 15, 2005 (the "Series A Notes") in the aggregate principal amount of $22,500,000 to be dated (except as otherwise set forth in Sections 11.2 and 11.3 hereof) the date of original issue thereof and to bear interest from the date thereof until such Note shall become due and payable (whether at maturity, by acceleration or otherwise) at the rate of 7.51% per annum, payable semiannually on February 15 and August 15 in each year, commencing February 15, 2000 and to mature on August 15, 2005 and to be substantially in the form of Exhibit A-I attached hereto;

     (b) 7.58% Subordinated Capital Notes, Series B, Due August 15, 2006 (the "Series B Notes") in the aggregate principal amount of $25,000,000 to be dated (except as otherwise set forth in Sections 11.2 and 11.3 hereof) the date of original issue thereof and to bear interest from the date thereof until such Note shall become due and payable (whether at maturity, by acceleration or otherwise) at the rate of 7.58% per annum, payable semiannually on February 15 and August 15 in each year, commencing February 15, 2000 and to mature on August 15, 2006 and to be substantially in the form of Exhibit A-II attached hereto;

     (c) 7.65% Subordinated Capital Notes, Series C, Due August 15, 2007 (the "Series C Notes") in the aggregate principal amount of $9,000,000 to be dated (except as otherwise set forth in Sections 11.2 and 11.3 hereof) the date of original issue thereof and to bear interest from the date thereof until such Note shall become due and payable (whether at maturity, by acceleration or otherwise) at the rate of 7.65% per annum, payable semiannually on February 15 and August 15 in each year, commencing February 15, 2000 and to mature on August 15, 2007 and to be substantially in the form of Exhibit A-III attached hereto; and

     (d) 7.79% Subordinated Capital Notes, Series D, Due August 15, 2011 (the "Series D Notes") in the aggregate principal amount of $18,500,000 to be dated (except as otherwise set forth in Sections 11.2 and 11.3 hereof) the date of original issue thereof and to bear interest from the date thereof until such Note shall become due and payable (whether at maturity, by acceleration or otherwise) at the rate of 7.79% per annum payable semiannually on February 15 and August 15 in each year, commencing February 15, 2000 and to mature on August 15, 2011 and to be substantially in the form of Exhibit A-IV attached hereto.

     Any overdue portion of the principal amount of any Note and premium, if any, and any overdue installment of interest will bear interest, to the extent permitted by applicable law, at the Default Rate. The Series A Notes, the Series B Notes, the Series C Notes and the Series D Notes are collectively referred to as the "Notes".

     Section 1.2. Purchase and Sale of Notes. The Partnership agrees to sell to you and, upon and subject to the terms and conditions hereof, you agree to purchase from the Partnership, Notes of the Series and in the aggregate principal amount specified opposite your name in Schedule I hereof at a purchase price equal to 100% of such principal amount.
The Notes are to be sold and delivered at one closing, to be held on September 2, 1999 at 9:00 a.m., or such other date and time as shall be agreed upon by you, the Partnership and the Other Purchasers (such date and time being hereinafter called the "Closing Date"), at the offices of Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603. On the Closing Date, the Partnership will deliver to you, unless otherwise specified in Schedule I or you otherwise request, a single Note which shall be (a) dated the Closing Date, (b) of the Series and in the principal amount of your purchase, and (c) registered in your name (or in the name of such nominee as may be specified in Schedule I). The delivery of such Note to you shall be made against payment by wire transfer of immediately available funds to the Partnership's account at Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675, ABA# 071000152, Account #78174, Chicago, Illinois, Attn: Treasury Management.

     Section 1.3. Use of Proceeds. The Partnership will use and deal with the proceeds of the sale of the Notes as part of its capital and shall use such proceeds for general Partnership purposes, for the expansion of the Partnership's sales force, domestically and internationally, and for improvements to the Partnership's technology. Such proceeds shall be subject to the risks of the Partnership's business and may be used for the ordinary and reasonable conduct of its business. The Partnership shall have the right to deposit such proceeds in an account or accounts in its own name in any bank or trust company.

SECTION 2.     GENERAL REPRESENTATIONS AND WARRANTIES.

     The Partnership hereby represents and warrants to you as follows:

     Section 2.1. The Partnership; Partners; Indebtedness for Money Borrowed; Subsidiaries. (a) The Partnership has one general partner, EDJ Holding Company, Inc., a Missouri corporation (the "General Partner"), and one limited partner, The Jones Financial Companies, L.L.L.P., a Missouri limited liability limited partnership, or any successor thereto ("JFC"); the General Partner and JFC are referred to individually as a "Partner" and collectively as the "Partners." Each Partner has only the rights and obligations set forth in the Missouri Partnership Act and the Partnership Agreement executed by the Partners, and no other rights or obligations, the Partnership Agreement constituting the entire agreement and all the understandings of the Partners with respect to the Partnership. At the date hereof, the Partnership has Indebtedness for Money Borrowed of the types and in the amounts set forth in Schedule II hereof. Complete and correct copies of all instruments and agreements relating to such Indebtedness for Money Borrowed have been delivered to you and your special counsel.

     (b) Schedule III hereof correctly sets forth as to each Subsidiary of the Partnership its name and the jurisdiction of its formation, if a partnership, or incorporation, if a corporation. Each Subsidiary is duly organized, as a general or limited partnership under its partnership agreement, or as a corporation, as the case may be, and is validly existing and in good standing under the laws of its jurisdiction of formation or incorporation and has all requisite power and authority to own (or hold under lease) and operate its properties and to conduct its business as now conducted and as currently proposed to be conducted. All of the issued and outstanding general or limited partnership interests, or capital stock, as the case may be, of each Subsidiary owned by the Partnership is validly issued and outstanding, is fully paid and nonassessable and is owned, beneficially and of record, by the Partnership or another Subsidiary, free of any Lien, option, claim, warrant or rights of others. Each Subsidiary has duly qualified as a foreign corporation or partnership, as the case may be, is authorized to do business and is in good standing in each jurisdiction in which the character of the material properties owned (or held under lease) by it or the nature of its activities makes such qualification necessary. The Partnership has no Restricted Subsidiaries.

     Section 2.2. The Partnership and the General Partner;
Organization and Authority.  (a) The Partnership:

          (i) has been duly organized and is operating as a limited partnership under the Partnership Agreement, and is validly existing and in good standing under the laws of the State of Missouri;

          (ii) has all requisite power and authority to own (or hold under lease) its properties, to conduct its business as currently conducted and as currently proposed to be conducted, to enter into this Agreement, to offer, issue, sell and deliver the Notes and to perform its obligations under this Agreement and the Notes; and

          (iii) is qualified as a foreign limited partnership in jurisdictions in which such qualification is provided for and/or has filed certificates of doing business in every jurisdiction in which the material properties owned (or held under lease) by it or the nature of its activities makes such qualification or filing necessary in order to comply with applicable laws.

     (b)  The General Partner:

          (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Missouri;

          (ii) has all requisite power and authority (corporate and other) to enter into this Agreement, to offer, issue, sell and deliver the Notes on behalf of the Partnership and to perform its obligations under this Agreement on behalf of the Partnership; and

          (iii) is not qualified as a foreign corporation in any jurisdiction and neither the properties owned (or held under lease) by it or the nature of its activities makes such qualification necessary in order to comply with applicable laws.

     Section 2.3. Business of the Partnership.   (a) The Offering
Memorandum and the SEC Reports referred to in Section 2.5 hereof contain an accurate general description of the business of the Partnership and its Subsidiaries, as presently conducted and as presently proposed to be conducted, and the major properties leased by the Partnership. Neither the Partnership nor any Subsidiary is now engaged in any material line of business not so disclosed and the Partnership does not own or lease any significant properties not so disclosed. The Partnership has delivered to you a true and correct copy of the leases or form of lease under which it leases its principal offices and equipment from an affiliate, EDJ Leasing Co.

     (b) Any and all liabilities of the Partnership that could reasonably be expected to arise out of, or in relation to, the Partnership's ownership, directly or indirectly, of any interest or interests in limited partnerships or other entities (including any Affiliates or Subsidiaries of the Partnership) under any circumstances, in the aggregate, would not exceed $15,000,000. All such interests owned by the Partnership in such entities are owned indirectly by it, through a series of affiliated entities, including at least one corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, which corporation is adequately capitalized and as to which all corporate formalities have been observed. The corporate integrity of any such corporation has never been questioned or threatened, nor does there exist any basis for such a question or threat. Neither the Partnership nor any Affiliate thereof (other than the General Partner, Conestoga Securities, Inc., a Missouri corporation, LHC, Inc., a Missouri corporation, Unison Capital Corporation, a Missouri corporation, Patronus, Inc., a Missouri corporation, CIP Management, Inc., a Missouri corporation, and Edward D. Jones & Co. Canada Holding Co., Inc., a corporation formed under the law of the Province of Ontario, Canada) is a general partner of any general or limited partnership.

     Section 2.4. Stock Exchange Membership, etc. The Partnership is a member organization in good standing of the Exchange, the American Stock Exchange, Inc., the Chicago Stock Exchange, Inc., and the NASD. Edward Jones Limited, a corporation organized under the laws of the United Kingdom, is a member in good standing of the London Stock Exchange. Edward D. Jones Co., an Ontario limited partnership, is a member organization in good standing of the Toronto Stock Exchange, Inc. and the Montreal Stock Exchange, Inc.

     Section 2.5. Financial Statements and Other Information;
Financial Condition. The Partnership has heretofore furnished to you copies of: (a) JFC's Annual Report to the Securities and Exchange Commission (the "SEC") on Form 10-K for the fiscal year ended December 31, 1998 (the "Form 10-K") containing a consolidated statement of financial condition of JFC and its Subsidiaries as of December 31, 1998 and December 31, 1997 and related consolidated statements of income, changes in financial position or cash flows (as applicable) and changes in partnership capital for the fiscal years then ended and the fiscal year ended December 31, 1996, together with the auditor's report thereon of Arthur Andersen LLP, Independent Certified Public Accountants; (b) JFC's Quarterly Report on Form 10-Q filed with the SEC for the quarter ended March 26, 1999 (the "Form 10-Q"; the Form 10-K and the Form 10-Q are referred to herein as the "SEC Reports"); (c) consolidated statements of financial condition of the Partnership and its Subsidiaries as of December 31, 1998 and December 31, 1997, and related statements of income, changes in financial position or cash flows (as applicable), changes in partnership capital and changes in subordinated liabilities, of the Partnership and its Subsidiaries for the fiscal years then ended, together with the auditor's report thereon of Arthur Andersen LLP, Independent Certified Public Accountants; (d) consolidated statements of financial condition of the Partnership and its Subsidiaries as of the close of the fiscal quarter ended March 26, 1999 and related statements of income of the Partnership and its Subsidiaries for the fiscal quarter then ended (the financial statements referred to, or contained in any document referred to, in this clause (d) and in clause (c) above being hereinafter called the "Partnership Financial Statements"); (e) the Partnership's Broker/Dealer Year 2000 Report on Form BD-Y2K filed with the SEC for April 30, 1999; and (f) the Partnership's Offering Memorandum dated May 1999, furnished through Warburg Dillon Read LLC in connection with the direct placement of the Notes (the "Offering Memorandum"). All financial statements referred to above, or contained in any document referred to above, are complete and correct, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the respective periods. The Partnership Financial Statements present fairly the financial position of the Partnership as of the respective dates of the statements of financial condition included therein and the results of operations of the Partnership for the respective periods covered by the consolidated statements of income and changes in cash flows included therein.
Neither the Partnership nor any of the Subsidiaries has any material obligations or liabilities, contingent or otherwise, not disclosed by the consolidated statement of financial condition of the Partnership and its Subsidiaries as of December 31, 1998 referred to in clause (c) above.

     Section 2.6. No Material Adverse Change.  Since December 31,
1998, (a) there has been no material adverse change in the financial condition of the Partnership and its Subsidiaries taken as a whole, and
(b) neither the condition, financial or otherwise, business, earnings, properties or prospects of the Partnership and its Subsidiaries, taken as a whole, have been materially adversely affected by any occurrence or development (whether or not insured against).

     Section 2.7. Licenses, Registrations, etc. The Partnership and its Subsidiaries own or possess, and hold free from restrictions or known conflicts with the rights of others, all material licenses, registrations, franchises, permits, copyrights, trademarks, service marks, trade names and patents, and all rights with respect to the foregoing, necessary for the conduct of their respective businesses as now conducted and as proposed to be conducted.

     Section 2.8. Title to Properties; Leases. The Partnership and its Subsidiaries have good and valid title to their respective material properties and assets, including all properties and assets reflected on the consolidated statement of financial condition of the Partnership and its Subsidiaries as of December 31, 1998 referred to in clause (c) of
Section 2.5 hereof, as well as to property purported to have been acquired since such date (except property disposed of since said date in the ordinary course of business), and there are not now, and there will not be on the

Closing Date, any Liens on any such properties and assets other than Permitted Liens and Liens securing the bank borrowings listed in
Schedule II on the Partnership's securities held for sale, on its interest in customers' securities and on government or agency securities held by it as permitted by paragraphs (iv) and (vi) of the definition of Restricted Investments. Each of the Partnership and its Subsidiaries has the right to, and does, enjoy peaceful and undisturbed possession under all leases to which it is a party or under which it is leasing property. All such leases are valid, subsisting and in full force and effect, none of such leases is in default and no event has occurred and is continuing, and no condition exists, that, after notice or the passage of time or both, could become a default under any such lease.

     Section 2.9. Compliance with Other Instruments, etc. The Partnership is not in violation of any term of the Partnership Agreement and none of its Subsidiaries is in violation of any term of its partnership agreement, certificate of partnership, charter or by-laws, as the case may be; neither the Partnership nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (a) any evidence of Indebtedness, or any agreement or instrument under or pursuant to which any evidence of Indebtedness has been issued (or any documents related thereto) or (b) any other agreement or instrument (including, without limitation, any issued and outstanding preferred stock) to which any of them is a party or by which any of them is bound or any of their properties is affected. Neither the Partnership nor any of its Subsidiaries has defaulted in, or has failed to make at the time contemplated, payment of any dividends or partnership distributions, or any mandatory redemption payments on any preferred stock or any principal of, or premium or interest on, any Indebtedness for Money Borrowed. Neither the execution, delivery or performance of this Agreement, nor the offer, issuance, sale, delivery or performance of the Notes, does or will (i) conflict with or violate the partnership agreement, certificate of partnership, charter or by-laws, as the case may be, of the Partnership or any of its Subsidiaries, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any evidence of Indebtedness or other agreement or instrument referred to in this Section 2.9, (iii) result in the creation of any Lien of any nature whatsoever upon any of the properties or assets of the Partnership or any of its Subsidiaries under the terms of any such evidence of Indebtedness, other agreement or instrument, or (iv) require the consent of or other action by any trustee, any creditor of, any lessor to, or any investor in, the Partnership or any of its Subsidiaries.

     Section 2.10. No Material Adverse Contracts, etc. Neither the Partnership, nor any of its Subsidiaries is a party to, and none of them nor any of their properties is bound or affected by, any agreement or instrument, or is subject to any order, writ, injunction, judgment, rule, regulation or decree or other action of any court or other governmental or public authority or agency, or the award of any arbitrator or any charter or other corporate, partnership or contractual restriction, that materially adversely affects, or in the future may materially adversely affect, the business, prospects, earnings, properties or condition, financial or other, of any of them.

     Section 2.11. Compliance with Law, etc. The Partnership and its Subsidiaries each is in compliance in all material respects with all laws and ordinances, and all governmental rules and regulations to which it is subject and all applicable rules of the Exchange, the NASD and each other non-governmental association, corporation or body having authority over it ("Business

Association"), the violation of which, either individually or in the aggregate, might materially adversely affect its business, prospects, earnings, properties or condition, financial or other. Neither the execution or delivery of this Agreement, the offer, issuance, sale or delivery of the Notes, nor the performance of this Agreement or the Notes does or will cause the Partnership or any of its Subsidiaries to be in violation in any material respect of any law or ordinance, or any order of general application, rule or regulation of any Federal, state, county, municipal or other governmental or public authority or agency, or any order, direction or rule of any Business Association, having jurisdiction or authority over any of them or any of their respective properties.

     Section 2.12. SIPC Assessments. Neither the Partnership nor any Subsidiary is in arrears with respect to any assessment made upon the Partnership or any Subsidiary by SIPC.

     Section 2.13. Broker-Dealer Registration; Examining Authority.
The Partnership is registered as a broker-dealer with the SEC under the Securities Exchange Act, and is also registered as a broker-dealer with the proper authorities, including State Securities Commissions, of every jurisdiction in which the nature of its activities makes such registration necessary. The Examining Authority of the Partnership is the Exchange.

     Section 2.14. Compliance with ERISA.  (a) As used in this
Section 2.14, the term "employee pension benefit plans" shall have the meaning assigned to such term in Section 3 of ERISA; and the term
"prohibited transaction" shall have the meaning assigned to such term in
Section 4975 of the Code and Section 406 of ERISA.

     (b) Neither the Partnership nor any of its Subsidiaries has, with respect to any employee pension benefit plan established or maintained by any thereof (collectively, the "Plans" and, individually, a "Plan"), engaged in a prohibited transaction that could subject the Partnership or any of its Subsidiaries to a tax or penalty on prohibited transactions. Neither the Partnership nor any of its Subsidiaries has contributed to any employee pension benefit plan to which an employer other than the Partnership or one of its Subsidiaries contributed.

     (c) The execution and delivery of this Agreement and the Notes and the consummation of the transactions contemplated hereby will not involve any prohibited transaction. This representation is made in reliance upon your representations in Section 3.4 of this Agreement.

     (d) The Partnership and its "affiliates" (the term "affiliates" having the meaning assigned to it in Section 407(d) of ERISA, for the purpose of this Section 2.14(d)) have established and maintain no employee benefit plans, as such term as defined in Section 3 of ERISA, except for:

          (i) the Edward D. Jones & Co. Profit Sharing Plan (as amended and restated effective January 1, 1984, qualified under
     Section 401 of the Code);

          (ii)     the Edward D. Jones & Co. Deferred Compensation
     Plan (effective on January 1, 1984, qualified under Section 401 of the Code);

          (iii)   the Edward D. Jones & Co. Employees Health and
     Welfare Trust (effective September 15, 1981); and

          (iv) the Benefit Contribution Account Plan of Edward D. Jones & Co. (effective January 1, 1986).

     Section 2.15. Pending Litigation, etc. (a) There is no action at law, suit in equity or other proceeding or investigation (whether or not purportedly on behalf of the Partnership or any of its Subsidiaries) in any court or by or before any other governmental or public authority or agency or any arbitrator, or before any Business Association, against or affecting, or (to the best knowledge, upon due inquiry, of the Partnership) threatened against, the Partnership or any of its Subsidiaries or any of their respective properties that, either individually or in the aggregate, (i) questions the validity of this Agreement or the Notes, or (ii) involves the reasonable possibility of a material judgment or liability against any of them, or could materially adversely affect the business, prospects, earnings, properties or condition, financial or otherwise, of any of them, other than such judgments or liabilities as to which the Partnership has established adequate contingency reserves under a self-insurance program.

     (b) Any liability that may result from any action at law, suit in equity or other proceeding or investigation (whether or not purportedly on behalf of the Partnership or any of its Subsidiaries) in any court or by or before any other governmental or public authority or agency or any arbitrator, or before any Business Association, against or affecting, or that (to the best knowledge of the Partnership) is threatened against, the Partnership or any of its Subsidiaries or any of their respective properties is adequately reserved against on the books of the Partnership or such Subsidiary, as the case may be.

     (c) Neither the Partnership nor any of its Subsidiaries is in default in any respect which could individually or in the aggregate have a material adverse effect on the Partnership with respect to any order, writ, injunction, judgment or decree of any court or other governmental or public authority or agency, or with respect to the award of any arbitrator, or with respect to the order or direction of any Business Association.

     Section 2.16. Taxes. All Federal, state and other tax returns and information returns of the Partnership and each of its Subsidiaries required by law to be filed have been duly filed, and all Federal, state and other taxes, assessments, fees and other governmental charges upon the Partnership or any of its Subsidiaries or upon any of their respective properties or assets that are known (upon due inquiry) to the Partnership or any such Subsidiary and are due and payable have been paid. No extensions of time for the assessment of deficiencies have been granted by the Partnership or any of its Subsidiaries. There are no Liens on any properties or assets of the Partnership or any of its Subsidiaries imposed or arising as a result of the delinquent payment or nonpayment of any such tax, assessment, fee or other governmental charge. All Federal income tax returns of the Partnership filed for periods ended on or prior to December 31, 1995 have been accepted by the Internal Revenue Service as filed. The Federal income tax and information returns filed by any of the Subsidiaries of the Partnership have never been examined by the Internal Revenue Service. The Partnership and its Subsidiaries which are partnerships have filed information returns in those states and local jurisdictions in which they are required to do so; the

Partnership's Subsidiaries which are corporations have filed tax returns with respect to state income taxes or state taxes measured by income in those states and local jurisdictions in which they are required to do so. No state information or tax return filed by the Partnership or any of its Subsidiaries has ever been materially adjusted upon examination by any state agency. The charges, accruals and reserves, if any, on the books of the Partnership and its Subsidiaries in respect of Federal and state income taxes for all fiscal periods to date are adequate and the Partnership does not know of any unpaid assessments for additional Federal or state income taxes for any such fiscal period or of any basis therefor. There are no applicable taxes, fees or other governmental charges payable in connection with the execution and delivery of this Agreement or in connection with the offer, issuance, sale or delivery of the Notes.

     Section 2.17. Stock Exchange Approvals. The Partnership has obtained such consents or approvals of the Examining Authority and of such securities and commodities exchanges of which the Partnership is a member organization as are necessary for the due execution, delivery and performance of this Agreement, the offer, issuance, sale and delivery of the Notes and the consummation of the transactions contemplated hereby and thereby.

     Section 2.18. Governmental Consent, etc. Except for the consents and approvals referred to in Section 2.17 and the filing with the SEC pursuant to Appendix D to Rule 15c3-1, no consent, approval or authorization of, registration, qualification, designation, declaration or filing with, or notice to, any Federal, state or local governmental or public authority or agency (including any State Securities Commission) or Business Association is required for the valid execution, delivery and performance of this Agreement or the valid offer, issuance, sale, delivery and performance of the Notes or the valid consummation of any other transaction contemplated hereby or thereby.

     Section 2.19. Outstanding Securities. All outstanding Securities (as defined in the Securities Act) of the Partnership have been offered, issued, sold and delivered in compliance with, or in accordance with available exemptions from, all Federal and state laws and the rules and regulations of all Federal and state governmental or public authorities and agencies and Business Associations.

     Section 2.20. No Margin Regulation Violation. None of the transactions contemplated by this Agreement (including, without limitation, the direct or indirect use of the proceeds from the sale of the Notes) will violate or result in a violation of Section 7 of the Securities Exchange Act or any regulations issued pursuant thereto, including, without limitation, Regulation U of the Board of Governors of the Federal Reserve System (12 C.F.R., Part 221), as amended, Regulation T (12 C.F.R., Part 220), as amended, of said Board of Governors, and Regulation X (12 C.F.R., Part 224), as amended, of said Board of Governors.

     Section 2.21. Holding Company Act; Investment Company Act. (a) Neither the Partnership nor any of its Affiliates is a "holding company," or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

     (b) Neither the Partnership nor any of its Affiliates is an "investment company" or an "affiliated person" of an "investment company" within the meaning of the Investment Company Act, except insofar as such a relationship may exist by virtue of (i) the Partnership's ownership of a minority interest, as limited partner with no rights of management or control, in Passport Research Ltd., a Pennsylvania limited partnership, that is adviser to an open-end mutual fund and a closed-end mutual fund, (ii) the Partnership's indirect 18.4% interest in Community Investment Partners, indirect 6% interest in Community Investment Partners II and indirect 4.9% interest in Community Investment Partners III, each of which is a business development company formed under the Investment Company Act, and (iii) JFC's ownership of 100,000 shares of common stock, in Federated Investors, that is adviser to an open-end mutual fund and a closed-end mutual fund.

     Section 2.22. No Event of Acceleration or Event of Default. No event has occurred and is continuing, and no condition exists, that, if the Notes had been issued and were outstanding on the date hereof, would constitute an Event of Acceleration or Event of Default, or, after notice or the passage of time or both could become an Event of Acceleration or Event of Default.

     Section 2.23. Full Disclosure. Neither this Agreement (including the representations, warranties and covenants contained herein) nor the Offering Memorandum, reports nor financial statements referred to in
Section 2.5 hereof, nor any certificate, report, statement or other writing furnished or to be furnished to you by or on behalf of the Partnership, or any officer, director, agent or employee of or any counsel to the Partnership, in connection with the negotiation of the sale, or the sale, of the Notes contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. There is no fact known to the Partnership that the Partnership has not disclosed to you in writing that (a) materially adversely affects or in the future may materially adversely affect the business, prospects, earnings, properties or condition, financial or other, of the Partnership or any of its Subsidiaries, or (b) adversely affects or in the future may adversely affect the ability of the Partnership to perform its obligations under this Agreement or the Notes.

     Section 2.24. Partnership Proceedings. The Partnership has taken all action necessary to be taken by it to authorize the execution and delivery of this Agreement, the issuance and delivery of the Notes and the performance of all obligations to be performed by it hereunder and thereunder.

     Section 2.25. Validity of Agreement and Notes. This Agreement constitutes the legal, valid and binding agreement of the Partnership, enforceable in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally from time to time in effect or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and upon receipt by the Partnership of payment for the Notes as provided in this Agreement, the Notes will have been duly issued and will constitute legal, valid and binding obligations of the Partnership enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally from time to time in effect or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     Section 2.26. Net Capital Requirements. The Partnership is subject to the Net Capital requirements set forth in Rule 15c3-1 and it has elected to comply with the Alternative Net Capital Requirement.

     Section 2.27. Computer 2000 Compliant. The Partnership's and its Subsidiaries' internal business and computer systems will be year 2000 compliant in all material respects in a timely manner and the advent of the year 2000 and its impact on said internal business and computer systems are not expected to have a material adverse effect on the Partnership.

SECTION 3. OTHER PURCHASERS; SECURITIES ACT REPRESENTATIONS; ERISA REPRESENTATIONS.

     Section 3.1. Other Purchasers. The Partnership represents that it has contemporaneously executed and delivered agreements substantially similar to this Agreement (the "Other Note Agreements"), with the other purchasers listed in Schedule I (the "Other Purchasers"), who also are making the representations set forth in Sections 3.3 and 3.4 hereof.
The aggregate principal amount of Notes to be sold to you and the Other Purchasers on the Closing Date is $75,000,000, but each of the sales to you and the Other Purchasers is to be a separate sale made by the Partnership to each such purchaser.

     Section 3.2. Offerees. The Partnership represents that neither it nor Warburg Dillon Read LLC (which is the only Person authorized to act as agent, broker, dealer or otherwise in connection with the offering or sale of the Notes or similar securities of the Partnership) has, either directly or through any agent, offered any of the Notes or similar securities for sale to, or solicited any offers to buy any thereof from, or otherwise approached or negotiated in respect thereof with, any Person or Persons other than you, the Other Purchasers and not more than 51 other Institutional Investors and each of the foregoing was offered the right to purchase Notes at private sale for investment. The Partnership agrees that neither it nor any agent on its behalf will sell or offer any of the Notes or similar securities to, or solicit offers to buy any thereof from, or otherwise approach or negotiate in respect thereof with, any other Person or Persons whomsoever, or take any other action, so as to bring the issuance and sale of the Notes within the provisions of Section 5 of the Securities Act.

     Section 3.3. Investment Intent, etc. This Agreement is made with you in reliance upon your representation to the Partnership, which by your acceptance hereof you confirm, that you are purchasing the Notes to be purchased by you hereunder for your own account for investment or for one or more separate accounts (as defined in Section 3.4) maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, and that you have no present intention of distributing any of the same; provided, however, that the disposition of your or their property shall be at all times within your or their own control, and that your right to sell or otherwise dispose of all or any part of the Notes purchased by you pursuant to an effective registration statement under the Securities Act or under an exemption from such registration available under the Securities Act shall not be prejudiced.

     Section 3.4. ERISA Representations. You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

          (a) if you are an insurance company, either (i) the Source is a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account, or (ii) the Source is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995) and there is no employee benefit plan, treating as a single plan, all plans maintained by the same employer or employee organization, with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan, exceeds ten percent (10%) of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with such Purchaser's state of domicile; or

          (b) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1, or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as you have disclosed to the Partnership in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

          (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of PTE 84-14 (the "QPAM Exemption")) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Partnership and (i) the identity of such QPAM and
     (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Partnership in writing pursuant to this paragraph (c); or

          (d)     the Source is a governmental plan; or

          (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Partnership in writing pursuant to this paragraph (e);

          (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

If you or any subsequent transferee of the Notes indicates that you or such transferee is relying on any representation contained in paragraphs
(b), (c) or (e) above, the Partnership shall deliver on the Closing Date and on the date of any applicable transfer a certificate, which shall either state that (i) it is neither a party in interest nor a "disqualified person" (as defined in Section 4975(e)(2) of the Code), with respect to any plan identified pursuant to paragraphs (b) or (e) above, or (ii) with respect to any plan, identified pursuant to paragraph (c) above, neither it nor any "affiliate" (as defined in Section V(c) of the QPAM Exemption) has at such time, and during the immediately preceding one year, exercised the authority to appoint or terminate said QPAM as manager of any plan identified in writing pursuant to paragraph (c) above or to negotiate the terms of said QPAM's management agreement on behalf of any such identified plan.

As used in this Section 3.4, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 4.        CONDITIONS OF OBLIGATION TO PURCHASE NOTES.

     Your obligation to purchase and pay for the Notes to be purchased by you hereunder on the Closing Date shall be subject to the satisfaction, prior to or concurrently with such purchase and payment, of the following conditions:

     Section 4.1. Opinion of Special Counsel for You and the Other Purchasers. You shall have received from Chapman and Cutler, who are acting as special counsel for you and the Other Purchasers in connection with the transactions contemplated by this Agreement, an opinion, dated the Closing Date, in form and substance satisfactory to you, to the effect specified in Schedule IV-A hereof.

     Section 4.2. Opinions of Counsel for the Partnership. You shall have received from Lawrence R. Sobol, Esq., and Bryan Cave, counsel for the Partnership, opinions, dated the Closing Date, in form and substance satisfactory to you and your special counsel, to the effect specified in Schedules IV-B and IV-C, respectively, hereof.

     Section 4.3. Performance of Obligations. The Partnership shall have performed its obligations to be performed hereunder prior to or on the Closing Date, and you shall have received an Officer's Certificate, dated the Closing Date, to that effect.

     Section 4.4. Representations True. The representations and warranties of the Partnership contained in Sections 2 and 3 hereof shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date, and you shall have received an Officer's Certificate, dated the Closing Date, to that effect.

     Section 4.5. State Financial Responsibility Laws. At the time of the closing and after giving effect to the issuance of the Notes and the incurrence of the Indebtedness represented thereby, the Partnership shall be in compliance with all applicable financial responsibility laws and regulations of each jurisdiction in which the Partnership is registered as a broker-dealer and the Partnership shall have delivered or caused to be delivered to you an Officer's Certificate, dated the Closing Date and satisfactory in form and substance to you and your special counsel, as to such matters of fact as you may reasonably request to enable you to determine such compliance.

     Section 4.6. Approval of Agreement. This Agreement shall have been filed with the SEC, if required, and the Examining Authority in accordance with Appendix D to Rule 15c3-1, shall have been examined by the SEC's applicable Regional Office or the Examining Authority and the Examining Authority shall have found it acceptable, and you shall have received evidence of such filing and acceptance.

     Section 4.7. Sale of Notes to Other Purchasers. On the Closing Date, the Other Purchasers shall each purchase the aggregate principal amount of Notes listed in Schedule I to be purchased by it on the Closing Date.

     Section 4.8. Legality. The Notes shall qualify as a legal investment for you and the Other Purchasers under all applicable laws (without resort to any so-called "basket clause" of any such law, except with respect to the laws of the Commonwealth of Massachusetts), and the Partnership shall have delivered to you, if requested by you, an Officer's Certificate, dated the Closing Date and satisfactory in form and substance to you and your special counsel, certifying as to such matters relevant to such qualification as you may request.

     Section 4.9. Proceedings, Instruments, etc. All proceedings and actions taken on or prior to the Closing Date in connection with the transactions contemplated by this Agreement, and all instruments incident thereto, shall be in form and substance satisfactory to you and your special counsel, and you and said special counsel shall have received copies of all such documents that you or they may reasonably request in connection with such proceedings, actions and transactions, in form and substance satisfactory to you and said special counsel.

     Section 4.10. Consents to Amendment. The Partnership shall have received from the holders of at least 100% in aggregate principal amount of the outstanding 1992 Notes, from the holders of at least 100% in aggregate principal amount of the outstanding 1994 Notes and from the holders of at least 100% in aggregate principal amount of the outstanding 1996 Notes, duly executed consents to amendments of the 1992 Agreements, the 1994 Agreements and the 1996 Agreements, respectively, to conform the covenants and related provisions therein to the provisions of this Agreement.

SECTION 5.        EXPENSES.

     Whether or not the Notes shall be sold or this Agreement shall be terminated, the Partnership will pay, and will save you harmless against liability for, all costs and expenses relating to this Agreement and the Notes, and to any modification, amendment, alteration or enforcement of this Agreement or the Notes (whether or not the same shall have come into effect), including, without limitation:

          (1) the cost of preparing, printing or word processing and reproducing this Agreement and the Notes, and every instrument of modification, amendment or alteration;

          (2) the reasonable fees and disbursements of special counsel for you and the Other Purchasers, of local counsel for you and the Other Purchasers, if any, and of all counsel for the Partnership;

          (3)     your out-of-pocket expenses;

          (4) the cost of delivering to your home office, insured to your satisfaction, the Notes purchased by you on the Closing Date, any Note surrendered by you to the Partnership pursuant to this Agreement and any Note issued to you in substitution or replacement for a surrendered Note;

          (5) all costs and expenses (including, without limitation, legal fees and disbursements) relating to any amendments, waivers or consents involving the provisions hereof, or of the Notes;

          (6) all reasonable costs and expenses (including, without limitation, legal fees and disbursements) relating to the enforcement of this Agreement or the Notes and all costs and expenses of financial advisors following an Event of Default or Event of Acceleration; and

          (7) the broker's or finder's fees of any Person in connection with the initial sale of the Notes, it being represented and warranted by the Partnership that any such Person acted solely as agent for the Partnership and not as agent for you or the Other Purchasers.

The obligations of the Partnership under this Section 5 shall survive the payment of or prepayment of the Notes, and the termination of this Agreement.

SECTION 6.        CERTAIN SPECIAL RIGHTS.

     Section 6.1. Home Office Payment. Notwithstanding any provision to the contrary in this Agreement or the Notes, the Partnership will punctually pay in immediately available funds all amounts payable to you or any other institutional holder of Notes with respect to any Notes held by you or it (without the necessity for any presentation or surrender thereof or any notation of such payment thereon) in the manner specified in Schedule I or in any other reasonable manner you or such institutional holder may direct in writing. You agree that, as promptly as practicable after the payment or prepayment in whole of any Note held by you or your nominee and receipt by you of a written request from the Partnership to surrender such Note to the

Partnership for cancellation, you will surrender such Note at the office of the Partnership maintained pursuant to Section 12.1 hereof.

     Section 6.2. Issue Taxes. The Partnership will pay all taxes in connection with the execution and delivery of this Agreement, and the issuance and sale of the Notes, and in connection with any modification of this Agreement or the Notes and will save you and any subsequent holder of Notes harmless, without limitation as to time, against any and all liabilities (including, without limitation, any interest or penalty for nonpayment or delay in payment, or any income taxes paid by you in connection with any reimbursement by the Partnership) with respect to all such taxes.

     The obligations of the Partnership under this Section 6.2 shall survive the payment or prepayment of the Notes, and the termination of this Agreement.

SECTION 7.        SUBORDINATION OF NOTES.

     Section 7.1. Subordination to Partnership Senior Claim. The obligations of the Partnership under the Notes with respect to the payment of principal and interest thereon are and shall be subordinate in right of payment and subject to the prior payment or provision for payment in full of all Senior Claims of all present and future creditors of the Partnership (claims hereunder shall rank pari passu with all other subordinated claims except Limited Partnership Interests, General Partners' Interests and Junior Debt, all of which shall be fully subordinated to the Notes) arising out of any matter occurring prior to the date on which the Partnership's obligation to make such payment matures consistent with the provisions hereof. In the event of the appointment of a receiver or trustee of the Partnership or in the event of its insolvency, liquidation pursuant to SIPA or otherwise, bankruptcy, assignment for the benefit of creditors, reorganization whether or not pursuant to bankruptcy laws, or any other marshalling of the assets and liabilities of the Partnership, no holder of Notes asserting a claim hereunder shall be entitled to participate or share, ratably or otherwise, in the distribution of the assets of the Partnership until all Senior Claims of all present and future creditors of the Partnership have been fully satisfied, or adequate provision has been made therefor. The holders of the Notes shall, to the extent of such distributions to such creditors, be subrogated to the rights of such creditors to further distributions on account thereof. For the purposes of this Section 7.1, claims under Indebtedness required to be subordinated to the Notes shall not be deemed to be claims of creditors.

     Section 7.2. Partnership Agreement Regarding Subordination of
Debt to Partners, etc. The Partnership Agreement shall provide that the Partnership will not, and will not permit any Subsidiary, directly or indirectly, to incur, assume or otherwise become or be or remain liable to any partner, officer or director, or any former partner, officer or director, of the Partnership or any Subsidiary, or to the heirs or legal representatives of any such Person, with respect to any Indebtedness related to such Person's status as a partner, director or officer of the Partnership or any Subsidiary (but excluding in any event Indebtedness with respect to any account of such Person or such heirs or legal representatives for transactions in securities or commodities), unless such Indebtedness shall be subordinated to the Notes to at least the same extent as the Notes are subordinated to the claims of creditors pursuant to Section 7.1 hereof.

     Section 7.3. Purpose of the Subordination. The provisions of this Section 7 are solely for the purpose of defining the relative rights of the holders of the Notes and other creditors of the Partnership and nothing contained in this Section or elsewhere in this Agreement or in the Notes shall impair, as between the Partnership and the holders of the Notes, the obligation of the Partnership, which is unconditional and absolute, to pay to the holders of the Notes the principal of, premium, if any, and interest on the Notes in accordance with their terms.

     Section 7.4. Rank of the Notes. The Notes rank on a parity with the Partnership's other Subordinated Debt and all other obligations of the Company ranking on a parity with such Subordinated Debt, and all claims under the Notes are and shall be senior in right of payment to all claims of Partners with respect to Limited Partnership Interests and General Partners' Interests and to all Junior Debt.

SECTION 8.        PARTNERSHIP-SUSPENDED REPAYMENT.

     The Partnership's obligation to pay all or part of the principal amount of the Notes on any Scheduled Maturity Date or Accelerated Maturity Date shall be suspended and the obligation shall not mature (except as otherwise provided in Sections 14.1 and 14.2 hereof) for any period of time during which, after giving effect to such payment (together with (a) the payment of principal under any other obligation of the Partnership (except any Limited Partnership Interests, General Partners' Interests and Junior Debt) payable at or prior to such payment of the Notes and (b) the return of any Secured Demand Note and the Collateral therefor held by the Partnership (except for any Secured Demand Note that constitutes Junior Debt and the Collateral related thereto) and returnable at or prior to the aforesaid payment of the Notes):

          (i) in the event that the Partnership is not operating pursuant to the Alternative Net Capital Requirement provided for in paragraph (a)(1)(ii) of Rule 15c3-1, the Aggregate Indebtedness of the Partnership would exceed 1200% of its Net Capital at the time payment is to be made (or such other percentage as may be made applicable to the Partnership at the time of such payment by the self-regulatory or governmental agencies or bodies having appropriate authority), or

          (ii) in the event that the Partnership is operating pursuant to the Alternative Net Capital Requirement, the Net Capital of the Partnership would be less than 5% of aggregate debit items computed in accordance with Exhibit A to Rule 15c3-3 under the Securities Exchange Act or any successor rule as in effect at such time (or such other percentage as may be made applicable to the Partnership at such time by the self-regulatory or governmental agencies or bodies having appropriate authority), or

          (iii) in the event that the Partnership is registered as a futures commission merchant under the CEA, the net capital of the Partnership (as defined in the CEA or the regulations thereunder as in effect at the time of such payment) would be less than 6% (or such other percentage as may be made applicable to the Partnership at the time of such payment by the CFTC) of the funds required to be segregated pursuant to the CEA and the regulations thereunder and the foreign futures or foreign options secured amounts (less the market value of commodity options purchased by option customers on or subject

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
     to the rules of a contract market or a foreign Board of Trade, each such deduction not to exceed the amount of funds in the option customer's account and the foreign futures or foreign options secured amounts) or the Partnership's net capital would be less than the minimum capital requirement as defined by the DSRO, or

          (iv) the Partnership's Net Capital, as defined in Rule 15c3-1 or any successor rule as in effect at the time of such payment, would be less than 120% (or such other percentage as may be made applicable to the Partnership at the time of such payment by the self-regulatory or governmental agencies or bodies having appropriate authority) of the minimum dollar amount required by Rule 15c3-1 as in effect at such time (or such other dollar amount as may be made applicable to the Partnership at the time of such payment by the self-regulatory or governmental agencies or bodies having appropriate authority), or

          (v) in the event that the Partnership is registered as a futures commission merchant under the CEA and if its net capital, as defined in the CEA or the regulations thereunder as in effect at the time of such payment, would be less than 120% (or such other percentage as may be made applicable to the Partnership at the time of such payment by the CFTC) of the minimum dollar amount required by the CEA or the regulations thereunder as in effect at such time (or such other dollar amount as may be made applicable to the Partnership at the time of such payment by the
     CFTC), or

          (vi) in the event that the Partnership is subject to the provisions of paragraph (a)(6)(v) or (c)(2)(x)(C) of Rule 15c3-1, the net capital of the Partnership would be less than the amount required to satisfy the 1000 percent test (or such other percentum test as may be made applicable to the Partnership at the time of such payment by the Exchange or the SEC) stated in such applicable paragraphs;

and during any such suspension the Partnership shall, as promptly as is consistent with the protection of its customers, reduce its business to a condition whereby the payment of the principal amount of the Notes so suspended could be paid in accordance with the terms of this Section 8, at which time the Partnership shall repay the aforesaid principal amount of the Notes plus accrued interest thereon and, if applicable and to the extent permitted by law, a premium equal to the amount of the Make Whole Amount which would have been payable if the Partnership had elected to prepay the Notes pursuant to Section 10.2 (determined as of the date of the written notice to the Exchange hereinafter referred to) on not less than five (5) days' prior written notice to the Exchange. The payment of the principal amount of the Notes so suspended shall be due and payable on the first day on which pursuant to the preceding sentence the Partnership has an obligation to make such payment. If pursuant to the terms hereof the Partnership's obligation to pay said principal amount is suspended, the Partnership and you recognize and agree that the Partnership may be summarily suspended by the Exchange. The Partnership agrees that, if its obligation to pay any portion of the principal amount of the Notes is ever suspended for a period of six (6) months or more, it will promptly take whatever steps are necessary to effect a rapid and orderly complete liquidation of its business. If payment is made of all or any part of the principal of the Notes to you on a Scheduled Maturity Date and if as a result of, and immediately after giving effect to, any such payment the Partnership's Net Capital,

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
or net capital (as defined in the CEA or regulations thereunder), is less than would be required to make such payment without suspension pursuant hereto, you agree (whether or not you had any knowledge or notice of such fact at the time of any such payment) to repay to the Partnership, its successors or assigns, the sum of the Notes so paid to you, to be held by the Partnership pursuant to the provisions hereof as if such payment had never been made; provided, however, that any suit for the recovery by the Partnership or its successors or assigns of any such payment must be commenced within two (2) years of the date of such payment. The Partnership shall deliver to you an Officer's Certificate within ten (10) days after any payment by it of all or part of the principal amount of the Notes stating whether or not such payment is subject to repayment as set forth in the preceding sentence.

     In the event the Partnership's obligation to make any principal payment with respect to the Notes is suspended for any period, or you or any other holder of the Notes from time to time are required to repay any principal payment received during any period, pursuant to this Section, interest shall accrue and be payable with respect to the Notes at the rate payable on overdue principal pursuant to Section l.1, for the period during which the Partnership's obligation to make principal payments is suspended and continuing until you and all other holders have received payment in full of all such suspended or repaid principal payments.

SECTION 9.        RESTRICTION OF PERMISSIVE PREPAYMENT OF NOTES.

     The Partnership may prepay the Notes at its option, at any time on or after the date which is one year following the Closing Date, only in accordance with Sections 7.1 and 10.2 hereof and only with the prior written permission of the Exchange (a "Permissive Prepayment"). No Permissive Prepayment shall be made, however, if after giving effect thereto and to all other payments of principal under outstanding Subordination Agreements of the Partnership, including the return of any Secured Demand Note and the Collateral therefor held by the Partnership (but excluding, in any case, Limited Partnership Interests, General Partners's Interests and Junior Debt), the maturity or accelerated maturity of which are scheduled to occur (x) within six (6) months after the date such Permissive Prepayment is to occur pursuant to the provisions of this Section, or (y) on or prior to August 15, 2011, whichever date is earlier, without reference to any projected profit or loss of the Partnership,

          (i) in the event that the Partnership is not operating pursuant to the Alternative Net Capital Requirement provided for in paragraph (a)(1)(ii) of Rule 15c3-1, the Aggregate Indebtedness of the Partnership would exceed 1000% of its Net Capital (or such other percentage as may be made applicable at such time to the Partnership by the self-regulatory or governmental agencies or bodies having appropriate authority), or

          (ii) in the event that the Partnership is operating pursuant to such Alternative Net Capital requirement, the Net Capital of the Partnership would be less than 5% of its aggregate debit items computed in accordance with Exhibit A to Rule 15c3-3 under the Securities Exchange Act or any successor rule as in effect at such time (or such other percentage as may be made applicable to the Partnership at the time of such Permissive Prepayment by the self-regulatory or governmental agencies or bodies having appropriate authority), or

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
          (iii) in the event that the Partnership is registered as a futures commission merchant under the CEA, the net capital of the Partnership (as defined in the CEA or the regulations thereunder as in effect at the time of such Permissive Prepayment) would be less than 7% (or such other percentage as may be made applicable to the Partnership at the time of such Permissive Prepayment by the CFTC) of the funds required to be segregated pursuant to the CEA and the regulations thereunder and the foreign futures or foreign options secured amounts (less the market value of commodity options purchased by option customers on or subject to the rules of a contract market or a foreign Board of Trade, each such deduction not to exceed the amount of funds in the option customer's account and the foreign futures or foreign options secured amounts) or the Partnership's net capital would be less than the minimum capital requirement as defined by the DSRO, or

          (iv) the Partnership's Net Capital, as defined in Rule 15c3-1 or any successor rule as in effect at the time of such Permissive Prepayment, would be less than 120% (or such other percentage as may be made applicable to the Partnership at the time of such Permissive Prepayment by the self-regulatory or governmental agencies or bodies having appropriate authority) of the minimum dollar amount required by Rule 15c3-1 as in effect at such time (or such other dollar amount as may be made applicable to the Partnership at the time of such Permissive Prepayment by the self-regulatory or governmental agencies or bodies having appropriate authority), or

          (v) in the event that the Partnership is registered as a futures commission merchant under the CEA, its net capital, as defined in the CEA or the regulations thereunder as in effect at the time of such Permissive Prepayment would be less than 120% (or such other percentage as may be made applicable to the Partnership at the time of such Permissive Prepayment by the CFTC) of the minimum dollar amount required by the CEA or the regulations thereunder as in effect at such time (or such other dollar amount as may be made applicable to the Partnership at the time of such Permissive Prepayment by the CFTC), or

          (vi) in the event that the Partnership is subject to the provisions of paragraph (a)(6)(v) or (c)(2)(x)(C) of Rule 15c3-1, the net capital of the Partnership would be less than the amount required to satisfy the 1000 percent test (or such other percentum test as may be made applicable to the Partnership at the time of such payment by the Exchange or the SEC) stated in such applicable paragraphs.

If a Permissive Prepayment is made of all or any part of the principal of the Notes held by you prior to August 15, 2011 and if, as a result of, and immediately after giving effect to, such payment of principal, the Partnership's Net Capital, or net capital (as defined in the CEA or regulations thereunder) is less than the amount required to permit such a Permissive Prepayment pursuant to the foregoing provisions of this Section, you agree (whether or not you had any knowledge or notice of such fact at the time of such Permissive Prepayment) to repay the Partnership, its successors or assigns, the principal sum so paid to you, to be held by the Partnership pursuant to the provisions hereof as if such Permissive Prepayment had never been made; provided, however, that any suit for the recovery by the Partnership, or its successors or

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
assigns of any such principal sum must be commenced within two (2) years of the date of such Permissive Prepayment. The Partnership shall deliver to you an Officer's Certificate within ten (10) days after any Permissive Prepayment by it stating whether or not such principal sum is subject to repayment as set forth in the preceding sentence.

     In the event you or any other holder of the Notes from time to time are required to repay pursuant to this Section the amount of any Permissive Prepayment, interest shall accrue and be payable with respect to the Notes at the rate payable on overdue principal pursuant to
Section 1.1., for the period from the date on which such Permissive Prepayment was made until the Partnership is permitted to make, and does make, such Permissive Prepayment to you and all other holders again.

SECTION 10.       NOTE PREPAYMENTS.

     Section 10.1. Maturity and Payments Generally; Required Prepayments. (a) The Partnership agrees that no prepayment of the Notes, either in whole or in part, will be made by it or on its behalf except in accordance with Section 12.20 hereof or this Section 10. The Series A Notes, the Series B Notes and the Series C Notes shall become due and payable on their respective maturity dates. Until the Series D Notes shall have been paid in full, the Partnership, subject to Section 8 hereof, will, without notice and without premium, prepay $3,700,000 aggregate principal amount of the Series D Notes on August 15, in each of the years 2007 through 2010, inclusive, and will repay the remaining outstanding principal amount of the Series D Notes on August 15, 2011.

     No partial prepayment made pursuant to Section 10.2 hereof shall reduce or otherwise affect the obligation of the Partnership to make in full any scheduled prepayment required by this Section 10.1, and any partial prepayment made pursuant to Section 10.2 hereof shall be applied against the required payment of the Notes of each Series at maturity, and the required prepayments of the Notes of each Series, if any, under this Section 10.1, in inverse order of maturity.

     (b)  In the event that:

          (i) the General Partner sells or otherwise transfers, in whole or in part, its partnership interest in the Partnership, or

          (ii) JFC, the sole limited partner of the Partnership and the owner of all of the equity interest in the Partnership, sells or otherwise transfers, in whole or in part, its partnership interest in the Partnership, provided, however that the conversion of JFC to a limited liability company that is a successor to all of the business of JFC and which is owned by the persons who were the general and subordinated limited partners of JFC immediately prior to the conversion (such partnership or company is hereinafter referred to as a "JFC Direct Successor") shall not be subject to this Section 10.1(b)(ii), or

          (iii) (A) Persons who are general partners of JFC or have similar responsibilities in a JFC Direct Successor or limited liability company which becomes the

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
     owner of the entirety of such persons' general partnership interests in JFC or a JFC Direct Successor and who devote their full time to the business of JFC, a JFC Direct Successor or one of its Subsidiaries no longer have in the aggregate, either directly or indirectly through such limited liability company, more than 50% of the partnership voting interests in JFC or the JFC Direct Successor, or (B) one of such Persons has 20% or more of such aggregate voting interests; or

          (iv) JFC or the JFC Direct Successor ceases to own all of the Voting Stock of the General Partner,

then, upon the occurrence of any of such circumstances (hereinafter referred to as a "Change of Ownership"), the Partnership shall promptly give to each holder of the Notes a "Notice of Prepayment Option." For purposes of this Section 10.1(b), a "Notice of Prepayment Option" shall mean an Officer's Certificate describing the Change of Ownership and offering to prepay each holder's Notes on the date which is 60 days after the date of such Notice of Prepayment Option, at a prepayment price equal to 100% of the outstanding principal amount thereof plus (i) interest accrued to the date of prepayment and (ii) a premium equal to the Make Whole Amount, if any, applicable to such prepayment, calculated on the amount to be prepaid on the date of such prepayment but using the Treasury Constant Yield as of the second Business Day immediately preceding the prepayment date. Any prepayment option so offered may be exercised by any holder of a Note by delivery of written notice of such holder's election to exercise such option to the Partnership within 45 days of the receipt of such Notice of Prepayment Option. If any holder of a Note so elects to exercise such option, the Partnership shall prepay such holder's Notes in accordance with this Section 10.1(b) on the date which is 60 days after the date of such Notice of Prepayment Option.

     Section 10.2. Optional Prepayments. Subject to Section 9, in addition to the prepayments required by Sections 10.1 and 12.20, upon the terms and subject to the conditions hereinafter set forth, the Partnership may, at its option, at any time on or after the date which is one year following the Closing Date, prepay the Notes of all Series in whole, or from time to time in part in multiples of $500,000 ratably among all Notes of every Series outstanding, at a prepayment price equal to the aggregate principal amount so to be prepaid, together with (i) accrued interest thereon to the date of prepayment, and (ii) a premium equal to the Make Whole Amount, if any, applicable to such prepayment for each Series of Notes.

     Section 10.3. Notice of Prepayment. Notice of any prepayment of Notes pursuant to Section 10.2 hereof shall be given to each holder of Notes not less than 30 nor more than 60 days before the date fixed for prepayment (the "Optional Prepayment Date") and shall certify (a) the Optional Prepayment Date, (b) the principal amount of Notes to be prepaid on such Optional Prepayment Date, (c) the accrued interest applicable to such prepayment and (d) an estimate of the Make Whole Amount, if any, applicable to the prepayment for each Series of Notes and the calculations by which such estimate was derived, assuming solely for the purpose of making the estimate that the prepayment date is the second Business Day immediately succeeding the date of such notice. A second notice shall be given to each holder on the second Business Day immediately preceding the Optional Prepayment Date and shall specify the actual premium, if any, applicable to the prepayment, computed on the amount to be prepaid on the Optional

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
Prepayment Date but using the Treasury Constant Yield as of the date such notice is given. Notice of prepayment having been so given, the aggregate principal amount of Notes specified in such notice, together with the premium, if any, and accrued interest thereon, shall become due and payable on the Optional Prepayment Date fixed for such prepayment. Any regularly scheduled partial prepayments made with respect to any Series of Notes pursuant to Section 10.1(a) shall be applied on all outstanding Notes of such Series.

     Section 10.4. Partial Prepayment Pro Rata. The aggregate principal amount of each partial prepayment of Notes pursuant to Section
10.2 hereof shall be allocated among the holders of the Notes of all Series, in proportion, as nearly as practicable, to the respective percentages of the aggregate unpaid principal amount of the Notes then outstanding represented by the respective principal amount of the Note or Notes held by each such holder then outstanding, with adjustments, to the extent practicable, to compensate for any prior prepayments not made in exactly such proportion.

SECTION 11.       REGISTRATION, EXCHANGE AND REPLACEMENT OF NOTES.

     Section 11.1. Registration. The Notes issuable under this Agreement shall be registered Notes. The Partnership will keep at its office required to be maintained pursuant to Section 12.1 hereof books for the registration, and registration of transfer of Notes. The name and address of each holder of one or more of the Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to presentation of any Note for registration of transfer, the Partnership shall treat the Person in whose name such Note is registered as the owner and holder of such Note for all purposes whatsoever, whether or not such Note shall be overdue, and the Partnership shall not be affected by notice to the contrary. The Partnership shall give to any holder of a Note that is an Institutional Investor, promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of the Notes.

     Section 11.2. Transfer and Exchange. The holder of any Note, at its option, may surrender the same for transfer or exchange at the office of the Partnership maintained pursuant to Section 12.1 hereof, and promptly thereafter and at the Partnership's expense (except as provided below), receive in exchange therefor a new Note or Notes of the same Series, as the case may be, each in the denomination requested by such holder, dated the date to which interest shall have been paid on the Note so surrendered, or, if no interest shall have yet been so paid, then dated the date of the Note so surrendered, and registered in the name of such Person or Persons as such holder may request, for the same principal amount as the then unpaid principal amount of the Note so surrendered. The Partnership may require payment of a sum sufficient to cover any stamp or other tax or governmental charge imposed in respect of any transfer involved in such exchange. If you or any other institutional holder which elects the benefit of Section 6.1 should sell, assign or transfer any Note, you or it will, prior to any such sale, assignment or transfer, (i) make a proper notation thereon of the amount of principal paid thereon as of the date of such sale, assignment or transfer and (ii) promptly notify the Partnership of the name and address of the transferee of the Note so transferred.

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     Section 11.3. Replacement.  Upon receipt by the Partnership of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided, however, that if the holder of such Note is you, or an insurance company or other Institutional Investor with stated capital and surplus in excess of $50,000,000, your or its own agreement of indemnity shall be deemed to be satisfactory) or (b) in the case of mutilation, upon surrender thereof, the Partnership, at its expense, will execute and deliver in lieu thereof a new Note of the same Series and in the same principal amount as the unpaid principal amount of such Note and dated the date to which interest shall have been paid on such Note, or, if no interest shall have yet been so paid, then dated the date of such Note.

SECTION 12.       CERTAIN COVENANTS.

     The Partnership covenants that on and after the date of this Agreement, until the Notes are paid in full:

     Section 12.1. Maintenance of Office. The Partnership will maintain at its headquarters at 12555 Manchester Road, St. Louis, Missouri 63131, an office where notices, presentations and demands in respect of this Agreement and the Notes may be given to and made upon it; provided, however, that it may, upon 15 days' prior written notice to the holders of the Notes, move such office to any other location within the continental boundaries of the United States. The Partnership hereby agrees that it will pay, and will save any holder of a Note harmless against liability for, any stamp or other tax or governmental charge imposed in respect of any transfer of a Note made at a time when the books for the registration, and registration of transfer, of Notes are maintained at an office outside the State of Missouri, to the extent (if any) that such tax or charge exceeds the amount that would have been payable had said books been maintained in the State of Missouri; and said obligation of the Partnership shall survive the payment or prepayment of the Notes and the termination of this Agreement.

     Section 12.2. ERISA. Neither the Partnership nor any Subsidiary will at any time permit any Plan maintained by it to:

          (i) engage in any "prohibited transaction" as such term is defined in Section 4975 of the Internal Revenue Code of 1986, as amended, or described in Section 406 of ERISA;

          (ii) incur any "accumulated funding deficiency" as such term is defined in Section 302 of ERISA, whether or not waived; or

          (iii) terminate under circumstances which could result in the imposition of a Lien on the Property of the Partnership or any Subsidiary pursuant to Section 4068 of ERISA.

     Section 12.3. Partnership Existence. The Partnership, subject to Rule 326(b) of the Exchange and Section 8 hereof, will take and fulfill, or cause to be taken and fulfilled, all actions and conditions necessary to preserve and keep in full force and effect its existence, franchises,

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
rights and privileges as a partnership and the existence, franchises, rights and privileges as a partnership or a corporation, as the case may be, of each of the Subsidiaries, and will not liquidate or dissolve, or permit any of the Subsidiaries to liquidate or dissolve, unless in the case of a Subsidiary its liquidation or dissolution would not have a material adverse effect on the business, prospects, earnings, properties or condition, financial or otherwise, of the Partnership and will take and fulfill, or cause to be taken and fulfilled, all actions and conditions necessary to qualify, and to preserve and keep in full force and effect its qualification, and that of each Subsidiary, to do business as a foreign partnership or corporation in each jurisdiction in which the character of the properties owned (or held under lease) by it or any Subsidiary, respectively, or the nature of their respective activities makes such qualification necessary.

     Section 12.4. General Maintenance of Properties and Business, Etc. The Partnership and each Subsidiary will:

          (a) maintain its property in good condition and make all needful and proper renewals, repairs, replacements, additions, betterments and improvements thereof and thereto, so that the business carried on in connection therewith may be conducted properly and efficiently at all times;

          (b) maintain, with financially sound insurers of nationally recognized stature and responsibility, insurance with respect to its property and business of such a nature, with such terms and in such amounts as a prudent person would maintain with respect to similar properties and a similar business, and, in any event, will maintain insurance on all its property of a character usually insured by corporations or partnerships engaged in the same or a similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against and for by such corporations or partnerships and carry, with such insurers in customary amounts, such other insurance, including public liability insurance, as is usually carried by corporations or partnerships engaged in the same or a similar business similarly situated; provided, however, that (i) all insurance maintained pursuant to this subsection (b) will be carried in amounts sufficient to prevent the Partnership or any Subsidiary from incurring liability as a coinsurer under law or the terms of the applicable policy or policies, and (ii) neither the Partnership nor any Subsidiary shall self-insure, except that each may self-insure as to the types of risks against which it presently self-insures, so long as such self-insured risks, in the aggregate, do not exceed at any time 10% of the Partnership's assets as of the end of the then most recent fiscal quarter of the Partnership; and, provided further, that for the purposes of clause (ii) of the preceding proviso only, the term "assets" shall not be deemed to include assets located at any branch office of the Partnership other than the portion of assets located at any such branch office carried on the books of the Partnership at a value in excess of $500,000. The Partnership and any Subsidiary may self-insure both as to types of risks other than those, and amount of risk in excess of that, permitted by the preceding sentence if, and only if, whichever of them undertakes such additional self-insurance shall establish and maintain on its books adequate reserves therefor; and provided further, that so long as the Partnership or any Subsidiary self-insures any risk, the Partnership shall deliver annually to the holders of the Notes an Officer's Certificate demonstrating that all necessary and adequate reserves have been maintained with respect thereto. Subject to

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
     the conditions set forth in this subsection (b), the Partnership or any Subsidiary may form a Subsidiary to undertake any activity that the Partnership or any Subsidiary may undertake itself under this subsection (b);

          (c) keep proper books of record and accounts with respect to all of its business transactions in accordance with generally accepted accounting principles in effect in the United States, which books of record and accounts shall, in all material respects, be true, correct and complete;

          (d) set aside on its books from its earnings for each fiscal year, in reasonably adequate amounts, all proper accruals and reserves that, in accordance with generally accepted accounting principles, should be set aside from such earnings in connection with its business, including reserves for litigation, depreciation, obsolescence and/or amortization, and accruals for taxes based on or measured by income or profits and for all other taxes; and

          (e) at all times maintain and keep in full force and effect its rights and franchises material to its business and its memberships in such Business Associations as are necessary to enable it to engage (in the case of those entities presently so engaged) in the business of a securities broker, dealer or underwriter, or financial services institution and take all actions necessary to comply with the rules and regulations, as in effect from time to time, of such Business Associations and each other association, corporation or governmental authority to which it is subject.

     Section 12.5. Compliance with Law. Neither the Partnership nor any Subsidiary will (a) violate any laws, ordinances, governmental rules or regulations (including, without limitation, environmental and safety laws and regulations) to which it is or may become subject, or (b) fail to obtain or maintain any patents, trademarks, service marks, trade names, copyrights, design patents, licenses, permits, franchises or other governmental authorizations necessary to the operation and ownership of its property or to the conduct of its business, if the violation or failure with respect to clause (a) or (b) of this Section
12.5 might materially adversely affect the business, prospects, earnings, properties or condition, financial or other, of the Partnership or any Subsidiary.

     Section 12.6. Payment of Taxes and Claims. (a) The Partnership and each Subsidiary will pay and discharge promptly:

          (i) all taxes, assessments and governmental charges and levies imposed upon it, its income or profits or any of its properties, before the same shall become delinquent, and

          (ii) all lawful claims of materialmen, mechanics, carriers, warehousemen, landlords and other similar persons for labor, materials, supplies and rentals that, if unpaid, might by law become a Lien upon its property; provided, however, that none of the foregoing need be paid while the same is being contested in good faith by appropriate proceedings diligently conducted so long as adequate book reserves shall have been

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
     established in accordance with generally accepted accounting principles with respect thereto, the owning Person's title to the particular property is not materially adversely affected and its right to use the particular property in the ordinary course of business is not materially interfered with.

     (b) The Partnership and each Subsidiary will pay all obligations not specified in subsection (a) of this Section 12.6 when due, except such as may be contested in good faith by appropriate proceedings without materially adversely affecting the Company's or a Subsidiary's property or interfering with the conduct of its business.

     Section 12.7. Transactions with Affiliates. Neither the Partnership nor any Subsidiary will enter into any transaction (including, without limitation, the purchase, sale or exchange of any property, the rendering of any services, and the payment of management fees) with any Affiliate, except, in each case, in the ordinary course of, and pursuant to the reasonable requirements of, the business of the Partnership or such Subsidiary, as the case may be, and in good faith and upon commercially reasonable terms that are no less favorable to the Partnership or such Subsidiary, as the case may be, than would obtain in a comparable arm's length transaction with a Person not an Affiliate; provided, however, that (i) the Partnership may provide managerial services and overhead to Consolidated Subsidiaries, to EDJ Leasing Co., L.P., a Missouri limited partnership and to Boone National Savings & Loan, F.A., a federal savings and loan, to the extent the value of such services and overhead (valued at the higher of cost or fair market value) provided to EDJ Leasing Co. and to Boone National Savings & Loan, F.A. do not in the aggregate exceed $250,000 per fiscal year and (ii) the Partnership may pay management fees to JFC in an aggregate amount not exceeding the sum of (x) the reasonable salaries of the general partners of JFC and (y) the amounts paid by JFC to its limited partners representing guaranteed payments of 7-1/2% per annum on the principal amounts of their respective capital contributions to JFC.

     Section 12.8. Sale of Receivables. Neither the Partnership nor any Subsidiary will sell with recourse, or sell for less than the greater of the face value or the fair market value thereof, any of its accounts, bills or notes receivable, except as required pursuant to Rule 326(b) of the Exchange or Section 8 hereof.

     Section 12.9. Notice of Certain Events and Conditions. The Partnership will promptly, and in any event within 5 days, give written notice to each holder of an outstanding Note of (i) any event of acceleration or event of default (or other event or condition that, after notice or the passage of time or both, could become an event of acceleration or event of default) under any evidence of Indebtedness (including the Notes) of the Partnership or of any Subsidiary of which the Partnership has knowledge, or under any indenture, mortgage or other agreement relating to any such evidence of Indebtedness (including this Agreement) or under any material lease or any preferred stock, for or in respect of which the Partnership or any Subsidiary may be liable, or
(ii) the giving by any holder of a Note or any other evidence of Indebtedness or other Security of the Company or a Subsidiary of notice with respect to a claimed event of acceleration or event of default or any other such condition or event.

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
     Section 12.10. Tax Consolidation. Neither the Partnership nor any Subsidiary shall file or consent to the filing of a consolidated tax return with any Person, unless required to do so by applicable law; provided, however, that to the extent any such law requiring said tax consolidation permits those entities joining in a consolidated tax return discretion as to the sharing of or apportionment of any tax benefits or liabilities, or in any other respect, the Partnership and each Subsidiary, or any of them, as the case may be, shall exercise such discretion only in accordance with the directions of, or restrictions imposed by, at least 65% of the holders of Notes then outstanding, and such subsequent directions or restrictions as said percentage of holders of Notes outstanding may impose.

     Section 12.11. Inspection. The Partnership will permit any holder of an outstanding Note, by its representatives, agents or attorneys, to examine all books of account, records, reports and other papers of the Partnership and each Subsidiary (including, without limitation, copies of all income and other tax returns), to make copies and take extracts from any thereof, to discuss the affairs, finances and accounts of the Partnership and each Subsidiary with their respective officers and independent certified public accountants (and by this provision the Partnership (as to itself and all its Subsidiaries) hereby authorizes said accountants to discuss with any such holder the finances and accounts of the Partnership and each Subsidiary) and to examine the properties of the Partnership and each Subsidiary. Each such inspection shall be made at such reasonable times, and as often as reasonably requested, and shall be at the expense of the Person making the inspection, unless such inspection shall be made during the continuance of an Event of Acceleration or Event of Default (in which event, all expenses incurred by such Person with respect to such inspection shall be borne by the Partnership). Notwithstanding the foregoing, all expenses in connection with any such inspection incurred by the Partnership or any Subsidiary, any officers and employees of any thereof and the independent certified public accountants of any thereof shall be expenses payable by the Partnership and shall not be expenses of the Person making the inspection.

     Section 12.12. Purchase of Notes. Neither the Partnership nor any Subsidiary or Affiliate of the Partnership, will, directly or indirectly, purchase or contract to purchase any outstanding Notes, except as a direct result of prepayments or payments permitted or required by the express terms of this Agreement.

     Section 12.13. Guaranties of Affiliate and Subsidiary Obligations. Any other provision hereof notwithstanding, the Partnership will not cause or permit Indebtedness permitted by Section 12.17 hereof and attributable to any guaranty or guaranties by it in respect of any obligations of, or otherwise in support of, any of its Affiliates and/or Subsidiaries to at any time exceed 10% of Partnership Capital in the aggregate.

     Section 12.14. Nature of Partnership's Business. The principal business of the Partnership and its Subsidiaries, taken on a consolidated basis, shall not include any activities or enterprises not customarily engaged in by corporations or partnerships in the retail investment brokerage business; provided, however, that this Section
12.14 shall not be construed to prevent the Partnership or any Subsidiary from ceasing to conduct any currently existing business activities of any thereof if the Partnership shall continue to conduct such activities and enterprises as are customarily engaged in by corporations or partnerships in the retail investment brokerage business. The business of the Partnership and the Subsidiaries shall continue to be conducted solely in the United States, except that: (A) the Partnership may conduct business in Canada, Australia, New Zealand and any nation which is a member of the European Economic Community (a "Permitted Nation") directly or through a Subsidiary or Affiliate, and
(B) the Partnership itself may directly conduct business in countries other than a Permitted Nation provided that the aggregate amount of the assets of the Partnership and its Subsidiaries on a consolidated basis used in business in countries other than a Permitted Nation shall at no time exceed ten percent (10%) of Partnership Capital, as would be reflected on a consolidated balance sheet of the Partnership at such time prepared in accordance with generally accepted accounting principles as in effect at such time; and provided further that the Partnership may not simultaneously conduct business in any individual country outside the United States, directly itself and indirectly through a Subsidiary or Affiliate.

     Section 12.15. Partnership Net Capital. The Partnership shall maintain Net Capital in an amount equal to 150% of the greater of (a) the amount of Net Capital required for expansion of a member organization's business pursuant to Rule 326(a) of the Rules of the Board of Directors of the Exchange or (b) the amount so required pursuant to any parallel regulation of the SEC applicable to the Partnership, in either case without regard for any grace periods therein set forth; provided, however, that, should any such rule or regulation be amended, the amount of Net Capital required for expansion of business provided in such amended rule or regulation shall replace the amount in effect on the date hereof as the basis for the calculation set forth in the preceding clauses only if such amount is greater than said amount given effect herein, and any succeeding amendments shall be given effect herein only to the extent that the amounts set forth therein are greater than the amount given effect herein immediately prior to the promulgation of such amendment; and, provided further, that should both such rule and any parallel regulation of the SEC lapse or be repealed, and should there be no rule or regulation promulgated by either the Exchange or the SEC in replacement of either thereof, the Partnership shall maintain its Net Capital in an amount equal to 150% of the amount so required by the last such rule or regulation to be given effect herein. This covenant, as provided in the preceding sentence, shall survive and be of continuing effect despite the abandonment, if any, by either the Exchange or the SEC, or both, of regulation of the Net Capital of the Partnership.

     Section 12.16. Partnership Capital and Restricted Distributions.
(a) The Partnership shall maintain Partnership Capital at all times in an amount at least equal to $300,000,000.

     (b) Neither the Partnership nor any Consolidated Subsidiary will, directly or indirectly, declare or make, or incur any liability to make, any Restricted Distribution, unless at the time of so declaring, making or incurring such liability to make such Restricted Distribution, and after giving effect thereto, no Event of Acceleration or Event of Default (or condition or event which after notice or lapse of time would constitute an Event of Acceleration or Event of Default) shall exist.

     Section 12.17. Partnership Indebtedness. Neither the Partnership nor any Consolidated Subsidiary shall create, incur or assume, or in any manner otherwise be or become liable, contingently or otherwise, with respect to, or maintain or suffer to exist, any Indebtedness other than Junior Debt, except:

          (a)     Indebtedness evidenced by the Notes, the 1992
     Notes, the 1994 Notes and the 1996 Notes;

          (b) Additional Subordinated Debt, if immediately after the incurrence thereof, and giving effect thereto, total
     Subordinated Debt would not exceed 50% of Total Capitalization;

          (c) Additional Subordinated Debt in addition to that permitted by paragraph (b) of this Section 12.17; provided, however, that the Additional Subordinated Debt permitted by this paragraph (c) shall not exceed $10,000,000 and shall arise under a revolving credit agreement or a similar credit facility, maintained in accordance with paragraph (c)(5)(i) of Appendix D to Rule 15c3-1; and, provided further, that any funds so drawn shall be used solely for the purpose of the Partnership's participation as an underwriter of securities as provided in said regulation;

          (d) any short-term Indebtedness resulting from Credit Balances and similar payables, Day Loans, Street Loans, Unsecured Bank Overdrafts and other short-term obligations and liabilities to customers, brokers, banks and others incurred in the ordinary course of the Partnership's business as such business is described in Item 1 of Part 1 of the Form 10-K; provided, however, that if any such Indebtedness is subject to regulation in any respect (including, without limitation, as to security therefor) by the SEC, Board of Governors of the Federal Reserve System, or any other governmental entity or Business Association, any such Indebtedness shall be permitted pursuant to this Section 12.17, if and only if such Indebtedness conforms in all respects to any applicable regulations, rules, orders or directions of any thereof; and

          (e) Indebtedness secured solely by equipment owned by the Partnership, provided that (i) any Indebtedness permitted by this paragraph (e) shall be evidenced by (x) a Capital Lease or
     (y) a signed instrument expressly prohibiting recourse in respect of any such Indebtedness against the Partnership or any Subsidiary thereof, or any officer or director (past, present or future) of any thereof, and (ii) the aggregate Indebtedness permitted by this paragraph (e) shall not exceed $50,000,000 or 20% of Net Capital, whichever is greater.

     Section 12.18. Lease Obligations. Neither the Partnership nor any Consolidated Subsidiary will become liable, renew or extend as lessee under any Long Term Lease if, after giving effect thereto, the aggregate rental and other amounts payable in any fiscal year of the Partnership in respect of all Long Term Leases under which the Partnership or any Consolidated Subsidiary is lessee or is otherwise directly or indirectly liable (whether or not contingently) would at any time exceed 20% of Partnership Revenues for, and as of the end of, the immediately preceding fiscal year.

     Section 12.19. Restricted Investments.  At no time will the
Partnership or a Consolidated Subsidiary make, or become obligated to make, directly or indirectly, a Restricted Investment, if, after giving effect thereto the aggregate amount of Restricted Investments (including ones as to

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
which an obligation to make has been incurred, directly or indirectly) of the Partnership and its Consolidated Subsidiaries would exceed 15% of Partnership Capital.

     Section 12.20. Merger, Consolidation or Transfer of Assets. (a) The Partnership will not consolidate with or merge into any other Person (including any of its Affiliates), nor will the Partnership permit or suffer any other Person (including any of its Affiliates) to consolidate with or merge into it, nor will the Partnership, directly or indirectly, in one or more transactions (except in the ordinary course of its business as described in Item 1 of Part 1 of the Form 10-K), sell, transfer, assign, lease (as lessor), abandon or otherwise dispose of all, or substantially all, of its assets or buy, lease or otherwise acquire all, or substantially all, of the equity interest or assets of any other Person unless, in any such case, (i) such combination, transaction or action shall occur at least 12 months after the Closing Date and (ii) at least 60 days prior to the effective date of such combination, transaction or action all of the holders of the Notes shall have received from the Partnership a Notice of Prepayment Option; provided, however, that the Partnership may acquire all or substantially all of the equity interest or assets of any Person so long as the aggregate amount of the consideration paid or otherwise given (including the assumption of any liabilities) for the equity interests or assets of such Person acquired by the Partnership (directly or indirectly), whether in a lump sum or in more than one installments, shall not exceed $10,000,000. For purposes of this Section 12.20, a "Notice of Prepayment Option" shall mean an Officer's Certificate containing the principal terms and anticipated date of, and describing the parties to, such combination, transaction or action and offering to prepay each holder's Notes on a date not less than 46 days after the date upon which the last holder to do so receives a Notice of Prepayment Option, but prior to the effective date of such combination, transaction or action, at a prepayment price equal to 100% of the outstanding principal amount thereof plus (i) interest accrued to the date of prepayment and (ii) a premium equal to the Make Whole Amount, if any, applicable to such prepayment, calculated on the amount to be prepaid on the date of such prepayment but using the Treasury Constant Yield as of the second Business Day immediately preceding the prepayment date. Any prepayment option so offered may be exercised by any holder of a Note by delivery of written notice of such holder's election to exercise such option to the Partnership within 45 days of the date the last holder to do so receives a Notice of Prepayment Option. The Partnership, or its successor, as the case may be, shall deliver to each recipient of a Notice of Prepayment Option an Officer's Certificate reporting any failure to timely consummate the proposed combination, transaction or action, or if timely consummated, describing the actual principal terms thereof and reporting the parties thereto (the "Second Notice"). In the event that such combination, transaction or action shall not have been timely consummated, or shall have been consummated on terms substantially different, or with parties different, from those described or related in the Notice of Prepayment Option, each recipient of a Second Notice shall have 45 days in which to affirm or revoke its initial election. In the event of any such revocation the Partnership shall have 30 days from notice thereof to, as the case may be, prepay such recipient's Notes or re-issue and accept reimbursement for any Notes earlier prepaid in accordance with this Section 12.20. If, following the receipt of a Notice of Prepayment Option or a Second Notice, more than one holder elects to have its Notes prepaid, the Notes of all holders making such election shall be prepaid at the same time. In the case of any consolidation or merger of the Partnership in which the Partnership shall not be the surviving entity, such surviving entity shall expressly assume by a separate written agreement addressed and delivered to each holder of the Notes, all obligations of the Partnership under the Notes and this Agreement


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
and such entity shall cause to be delivered to each holder of Notes an opinion of independent counsel to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms (subject to customary exceptions), which written assumption agreement and opinion shall be satisfactory in scope and form to the holders of at least 51% in aggregate principal amount of the Notes then outstanding.

     Section 12.21. Limitation on Liabilities. The Partnership will not cause or permit the aggregate amount of liabilities of the Partnership and its Consolidated Subsidiaries that could possibly arise at any time out of, or in relation to, the Partnership's or a Consolidated Subsidiary's ownership, directly or indirectly, of any interest or interests in limited partnerships or other entities which may be Affiliates or Subsidiaries of the Partnership (other than liabilities permitted by Section 12.13) to exceed $15,000,000. Any such interest of the Partnership or a Consolidated Subsidiary acquired by it after the date of this Agreement shall be owned only indirectly by it, and only through a series of affiliated entities including at least one duly organized and validly existing corporation which is in good standing under the laws of its jurisdiction of incorporation and is at all times adequately capitalized and as to which all corporate formalities are at all times observed.

     The Partnership shall not be a general partner in any general or limited partnership.

     Section 12.22. Change of Examining Authority. The Partnership shall promptly give notice to the holders of the Notes of any change in its Examining Authority, and shall include in its notice the address of the new Examining Authority.

SECTION 13.       INFORMATION TO BE FURNISHED HOLDERS OF NOTES.

     Section 13.1.  Financial Statements, Reports, etc.  The
Partnership will deliver to each holder of a Note:

          (a) as soon as practicable and, in any case, within 90 days after the close of each fiscal year, two copies (together with a further copy which the Partnership shall deliver directly to the National Association of Insurance Commissioners, Securities Valuation Office, 195 Broadway, N.Y., N.Y. 10007) of the consolidated statement of financial condition of the Partnership and its Consolidated Subsidiaries setting forth its financial condition as of the end of such fiscal year, together with consolidated statements of income, cash flows, changes in partnership capital and changes in liabilities subordinated to claims of general creditors of the Partnership for such fiscal year, in each case setting forth, in comparative form, the figures for the preceding fiscal year, all in reasonable detail, such financial statements to be accompanied by an opinion with respect thereto of Arthur Andersen LLP or another Independent Certified Public Accountant, which opinion shall state that (x) the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and, accordingly, included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances, and (y) such financial statements present fairly the financial condition of the Partnership and Consolidated Subsidiaries at such date and the results of operations thereof for such


                              -32-

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
     period and have been prepared in accordance with generally accepted accounting principles consistently applied, except for noted changes in application in which such accountants concur;

          (b) as soon as practicable and, in any case, within 45 days after the end of each of the first, second and third quarterly accounting periods in each fiscal year, two copies of
     (i) an unaudited consolidated statement of financial condition of the Partnership and its Consolidated Subsidiaries as of the end of such accounting period, and (ii) unaudited consolidated statements of income of the Partnership and its Consolidated Subsidiaries for the quarterly accounting period and for the fiscal year to date, setting forth in each case in comparative form the figures for the corresponding periods a year earlier, prepared and certified by the principal financial officer of the Partnership as complete and correct, as having been prepared in accordance with generally accepted accounting principles consistently applied and as presenting fairly such financial condition and results of operations, subject, in each case, to changes resulting from year-end audit adjustments;

          (c) promptly upon receipt thereof, two copies of each report other than those referred to in paragraph (a) hereof (including, without limitation, the auditors' comment letter to management) submitted to JFC, the Partnership or any Subsidiary by independent certified public accountants in connection with any annual, interim or special audit;

          (d) promptly upon distribution thereof, copies of all such financial or other statements (including proxy statements) and reports as JFC, the Partnership or any Subsidiary shall send to any class of its partners or shareholders, as the case may be, its bank lenders or holders of any issue of its debt securities;

          (e) promptly after filing thereof, copies of all reports, proxy statements and registration statements that JFC, the Partnership or any Subsidiary shall file with any securities exchange or the SEC, or any governmental or public authority or agency substituted therefor;

          (f) promptly upon receipt thereof, copies of all notices received from United States, Canadian or any other
     Permitted Nation or any state, provincial or local governmental or public authorities or agencies relating to any order, ruling, statute, regulation or other law or directive that might materially adversely affect the financial condition or business of the Partnership or any Subsidiary;

          (g) promptly after the institution of any suit, action or proceeding against (or derivatively on behalf of) the Partnership or any Subsidiary which involves a claim which (i) on its face seeks to recover actual damages in excess of $1,000,000 or (ii) presents a reasonable possibility of success by the claimant(s) of collecting an amount (including damages, fees and expenses) in excess of $1,000,000, a reasonably detailed written report thereof;


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
          (h) promptly, and in any event within 45 days after the end of each of the first, second and third quarterly accounting periods in each fiscal year, and within 90 days after the close of each fiscal year, an Officer's Certificate setting forth a Net Capital computation for the Partnership (or, if the Partnership is operating pursuant to paragraph (a)(1)(ii) of Rule 15c3-1, an Alternative Net Capital computation) as at the end of each quarterly fiscal period, and certifying such computation as true and correct; provided, however, that so long as (i) the Partnership shall be required to submit a report for such quarterly fiscal period on Part I, II or IIA of Form X-17A-5 (and accompanying information if any) to the SEC pursuant to Rule 17a-5 of the General Rules and Regulations of the SEC under the Securities Exchange Act and (ii) such report shall provide the computation required by this paragraph (h), the Partnership may submit such report (and accompanying information if any), certified as set forth above;

          (i) as soon as available, a copy of the annual audited report filed by the Partnership pursuant to paragraph (d)(2) of Rule 17a-5 of the General Rules and Regulations of the SEC under the Securities Exchange Act, together with the supporting schedules filed with said report pursuant to paragraph (d)(3) of said Rule; provided, however, that should said Rule 17a-5 lapse or be repealed, in whole or in part, the Partnership shall deliver such other information or reports as it shall be required to file in its status as a broker or dealer of securities with the SEC or any successor agency thereto;

          (j) immediately upon any partner or officer of the Partnership obtaining knowledge of any new designation of an Examining Authority, an Officer's Certificate specifying such new Examining Authority;

          (k) immediately upon any partner or officer of the Partnership obtaining knowledge of any condition or event which constitutes or which, after notice or lapse of time or both, would constitute an Event of Acceleration or an Event of Default, an Officer's Certificate, specifying the nature and period of existence thereof and what action the Partnership has taken or is taking or proposes to take with respect thereto;

          (l) immediately upon becoming aware of the occurrence of any (i) "reportable event," as such term is defined in Section 4043 of ERISA, or (ii) "prohibited transaction," as such term is defined in Section 4975 of the Code and Section 406 of ERISA, in connection with any Plan or any trust created thereunder, a written notice specifying the nature thereof, what action the Partnership is taking or proposes to take with respect thereto, and, when known, any action taken by the Internal Revenue Service or the Labor Department with respect thereto;

          (m) at the time of release thereof, copies of all press releases of the Partnership or any Subsidiary concerning any event or condition material to the business, prospects, earnings, properties or condition, financial or other, of any of them;

          (n) promptly after the execution thereof, a copy of each amendment to the Partnership Agreement, other than an amendment made solely to reflect additional capital contributions to the Partnership by a Partner; and


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
          (o) promptly upon request therefor, such other data, filings and information as any holder may from time to time reasonably request.

     Section 13.2. Officer's Certificates. Each set of financial statements delivered pursuant to paragraph (a) or (b) of Section 13.1 hereof shall be accompanied by an Officer's Certificate stating that the Person signing the Certificate has reviewed the terms of this Agreement, that a review of the affairs and activities of the Partnership and the Subsidiaries has been made under such Person's supervision and that, in such Person's opinion and to the best of such Person's knowledge and belief, the Partnership and the Subsidiaries were not upon the date of such certificate or at any time during the period covered by said financial statements or Officer's Certificate in default under any of the provisions of this Agreement or the Notes, as the case may be, and setting forth in reasonable detail the calculations made as at the end of such period in determining compliance with the provisions of Sections
12.13 through 12.21 hereof, inclusive; provided, however, that, in the event that any such default shall have occurred, such certificate shall so specify and shall state whether such default has been cured or is continuing and, if continuing, what steps the Partnership proposes to take to cure such default and the time necessary so to cure such default. Each such Officer's Certificate shall also specify the percentage of Partnership Capital invested in assets which were used in its business in countries other than Permitted Nations as of the date of the balance sheet included in the accompanying financial statements.

     Section 13.3. Accountant's Certificates. Each set of financial statements delivered pursuant to paragraph (a) of Section 13.1 hereof shall be accompanied by a report of the Independent Certified Public Accountants who shall have certified or reported on such financial statements, stating such accountants have read this Agreement insofar as is necessary for such report and that in making the examination necessary to express an opinion on such financial statements, such accountants have obtained no knowledge of any condition or event pertaining to accounting or financial matters, or to the financial condition of the Partnership or any Subsidiary, as the case may be, that then constitutes a default under any of the provisions of this Agreement or the Notes, as the case may be, or, if any such condition or event then exists specifying the nature and period of existence thereof, and in any case also stating that they have examined the Officer's Certificate delivered therewith pursuant to Section 13.2 hereof and confirming the correctness of the calculations set forth therein.

     Section 13.4. Confidential Treatment, etc. You agree that you will use your best efforts not to disclose without the prior consent of the Partnership (other than to your directors, trustees, employees, auditors, officers, employees, agents, financial advisors or counsel or to another holder of the Notes) any information with respect to the Partnership or any Subsidiary which is designated by the Partnership to you in writing as confidential, provided that you may disclose any such information (a) as has become generally available to the public, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over you or to the National Association of Insurance Commissioners or similar organizations or their successors or to any rating agency, (c) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, (d) to the extent that you believe it appropriate in order to protect your investment in the Notes or in order to comply with any law, order, regulation or ruling


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
applicable to you, and (e) to the prospective transferee in connection with any contemplated transfer of any of the Notes by you, and, provided further, that the Partnership agrees that you will not be liable to it or to any Subsidiary in the event that any such information is disclosed.

     Section 13.5. Restricted Subsidiary Financials. If the Partnership shall have one or more Restricted Subsidiaries, the financial statements referred to in Sections 13.1(a) and (b) shall be furnished separately for each such Restricted Subsidiary in addition to those for the Partnership and its Consolidated Subsidiaries; provided, however, consolidating financial statements which separately incorporate each such Restricted Subsidiary may be provided in lieu of separate financial statements therefor.

SECTION 14.       ACCELERATION OF MATURITY.

     Section 14.1. Events of Acceleration; Acceleration of Notes. An Event of Acceleration shall exist if any of the following occurs and is continuing:

          (a) the Partnership shall default in the payment of any principal of any Note when the same becomes due and payable, whether on a Scheduled Maturity Date, an Optional Prepayment Date or otherwise; or

          (b) the Partnership shall default in the payment of any interest or premium on any Note when the same becomes due and payable, whether on a Regular Interest Payment Date, an Optional Prepayment Date or otherwise; or

          (c) the Partnership or any Subsidiary shall default in the due and punctual performance of or compliance with any covenant, condition or agreement to be performed or observed by it under any provision of Sections 12.7, 12.8, 12.10, 12.11, 12.12,
     12.13, 12.15-12.21, inclusive, or shall use the proceeds of the sales of the Notes for a purpose other than as stated in Section
     1.3 hereof, and any such failure or use shall continue unremedied for five (5) days following the date on which such covenant, condition or agreement shall have been required to be performed or observed, or such use of proceeds shall have varied from that stated in Section 1.3 hereof; or

          (d) the Partnership or any Subsidiary shall default in the due and punctual performance of or compliance with any covenant, condition or agreement to be performed or observed by it under any provision of Sections 12.3-12.6, inclusive, 12.9 or
     12.14 hereof, and any such failure shall continue unremedied for 10 days following the date on which such covenant, condition or agreement shall have been required to be performed or observed; or

          (e) the Partnership or any Subsidiary shall default in the due and punctual performance of or compliance with any covenant, condition or agreement to be performed or observed by it under any other provision hereof, and any such failure shall continue unremedied for 30 days following the date on which such covenant, condition or agreement shall have been required to be performed or observed; or

          (f) any representation or warranty of the Partnership made in this Agreement or in connection herewith or pursuant hereto shall have been false or inaccurate in any material respect on the date as of which made; or

          (g) the Partnership, JFC, or any Subsidiary (i) shall fail to make when due or payable any payment required to be made by it in respect of (x) any Indebtedness for Money Borrowed (other than the Notes) whether or not subject to a Subordination Agreement, or (y) any Indebtedness other than Indebtedness for Money Borrowed, whether or not subject to a Subordination Agreement, if such payment shall be more than 60 days overdue or
     (ii) shall fail duly and punctually to perform or observe any other covenant, condition, or agreement contained in any evidence of Indebtedness, or any agreement securing or relating to any Indebtedness, and the effect of such failure is (x) to cause, or permit the holder of such Indebtedness or a trustee to cause, such Indebtedness to become due prior to its scheduled maturity or (y) to permit the holder of such Indebtedness or a trustee to elect any Person to the Board of Directors of any Subsidiary; provided, however, that any failure to make a payment that would otherwise be within the terms of clause (i) of this paragraph (g) shall not (in spite of the passage of the 60-day period applicable to subclause (i)(y) hereof) become an Event of Acceleration pursuant to this paragraph (g) so long as (A) the Partnership or any Subsidiary, as the case may be, shall be contesting the requirement to make such payment, in good faith and by appropriate proceedings diligently conducted, and shall pay into escrow at the time such required payment becomes due and payable a sum equal in amount to the required payment being contested and (B) such failure to pay shall not constitute a default, or constitute an event or condition that with notice or passage of time or both could become a default, under any other agreement or instrument to which the Partnership or any Subsidiary is subject, or otherwise materially adversely affect any thereof; or

          (h) a default shall occur under the provisions of any preferred stock (or any agreement relating thereto) of any Subsidiary, and the effect of the same shall be (i) to require, or permit the holders thereof to require, the issuer thereof to redeem the same prior to any mandatory redemption date or (ii) to permit the holders thereof to elect any Person to the Board of Directors of such Subsidiary; or

          (i) a final judgment or judgments for the payment of money in excess of $500,000 in the aggregate shall be rendered against the Partnership and any Subsidiary (or any one or more of such Persons) and shall remain in force undischarged and unstayed for a period of more than the longer of (a) 60 days or (b) the shorter of (i) the period provided for requesting a stay of such judgment or (ii) the period provided for filing an appeal from such judgment, both as established for the jurisdiction in which such judgment was rendered and without regard for any extension or renewal periods applicable to either thereof; or

          (j) the Partnership or any Subsidiary shall commence a voluntary case under any chapter of the Federal Bankruptcy Code, or shall consent to (or fail to controvert in a timely manner) the commencement of an involuntary case against the Partnership or any Subsidiary under said Code; or

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
          (k) the Partnership or any Subsidiary shall institute proceedings for liquidation, rehabilitation, readjustment or composition (or for any related or similar purpose) under any law (other than the Federal Bankruptcy Code) relating to financially distressed debtors, their creditors or property, or shall consent to (or fail to controvert in a timely manner) the institution of any such proceedings against the Partnership or any Subsidiary; or

          (l) the Partnership or any Subsidiary shall be insolvent (within the meaning of any applicable law), or shall be unable, or shall admit in writing its inability, to pay its debts generally as they come due, or shall make an assignment for the benefit of creditors or enter into any arrangement for the adjustment or composition of debts or claims; or

          (m) a court or other governmental authority or agency having jurisdiction in the premises shall enter a decree or order
     (i) for the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Partnership or any Subsidiary or of any part of the property of such Person, or for the winding-up or liquidation of the affairs of such Person, and such decree or order shall remain in force undischarged and unstayed for a period of more than 30 days, or
     (ii) for the sequestration or attachment of any property of the Partnership or any Subsidiary without its unconditional return to the possession of such Person, or its unconditional release from such sequestration or attachment, within 30 days thereafter; or

          (n) a court having jurisdiction in the premises shall enter an order for relief in an involuntary case commenced against the Partnership or any Subsidiary under the Federal Bankruptcy Code, and such order shall remain in force undischarged and unstayed for a period of more than 30 days; or

          (o) a court or other governmental authority or agency having jurisdiction in the premises shall enter a decree or order approving or acknowledging as properly filed or commenced against the Partnership or any Subsidiary a petition or proceedings for liquidation pursuant to SIPA or otherwise, rehabilitation, readjustment or composition (or for any related or similar purpose) under any law (other than the Federal Bankruptcy Code) relating to financially distressed debtors, their creditors or property, and any such decree or order shall remain in force undischarged and unstayed for a period of more than 30 days; or

          (p) the Partnership or any Subsidiary shall take corporate action for the purpose or with the effect of authorizing, acknowledging or confirming the taking or existence of any action or condition specified in paragraph (j), (k) or (l) above; or

          (q) the Partnership shall fail to file any report or information required pursuant to SIPA, or shall fail to pay when due all or any part of an assessment made upon the Partnership pursuant to SIPA, and such failure shall not have been cured, by the filing of such report or information or by the making of such payment, together with interest thereon, within five days after receipt by the Partnership, of written notice of such failure given by or on behalf of SIPC pursuant to Section 10(a) of SIPA; or

          (r) the Partnership shall make any payment of principal, premium, if any, or interest with respect to, or directly or indirectly redeem, retire, purchase or otherwise acquire, (x) any Subordinated Debt other than the Notes, without treating the Notes on a pari passu basis or (y) any Limited Partnership Interest, General Partner's Interest, or Junior Debt, at a time when, in either case, either (i) the Partnership's obligation to make any payment of principal or Permissive Prepayment shall be under suspension pursuant to Section 8 or
     Section 9 hereof or (ii) any condition described in any of clauses
     (i) through (vi) of either Section 8 or Section 9 would exist, as a result of such payment or acquisition.

Upon the occurrence of any of the events or conditions set forth in paragraph (a) or (b) of this Section 14.1, any holder of Notes at the time outstanding may, in respect to the Notes then held by such holder, at any time (unless all defaults shall theretofore have been remedied) at its option, by written notice, delivered no sooner than six (6) months after the Closing Date, to the Partnership and to the Examining Authority, and upon the occurrence of any of the foregoing events or conditions, any holder or holders of 51% in aggregate principal amount of the Notes at the time outstanding may, in respect to all the Notes, at any time (unless all defaults shall theretofore have been remedied) at its or their option, by written notice or notices, delivered no sooner than six (6) months after the Closing Date, to the Partnership and to the Examining Authority, declare the Notes held by such holder or all of the Notes, as the case may be, to be due and payable, together with (to the extent permitted by law) a premium equal to the Make Whole Amount which would have been payable if the Partnership had elected to prepay the Notes pursuant to Section 10.2 (determined as of the date of the declaration of acceleration) whereupon the same shall mature and become due and payable on the last Business Day of a calendar month which is not less than six (6) months after the receipt by the Partnership and the Examining Authority of such notice or on such earlier day as may then be permissible under rules or regulations of the self-regulatory or governmental agencies or bodies having appropriate authority (the last Business Day of such sixth calendar month after such declaration is received or such earlier day being herein referred to as the "Accelerated Maturity Date"), together with interest accrued thereon, without presentment, demand, protest or notice, all of which are hereby waived; provided that if on the Accelerated Maturity Date the obligation of the Partnership to pay the principal amount of any Note or any installment thereof is suspended by the provisions of Section 8 hereof and liquidation of the Partnership has not commenced on or prior to the Accelerated Maturity Date, then notwithstanding the provisions of
Section 8 hereof, such Note, such obligations of the Partnership to pay the principal amount of the Notes so declared due and payable, and each installment thereof shall be due and payable, together with interest accrued thereon and the premium equal to the Make Whole Amount, and shall mature on the day after the Accelerated Maturity Date, as will each such installment in respect of any other Indebtedness of the Partnership subject to Subordination Agreements then outstanding, but the payment thereof shall remain subordinate as provided in Section 7.1.

     Section 14.2.  Events of Default; Acceleration of Notes.   In
addition to the provisions of Section 14.1 and notwithstanding the provisions of Section 8, if any of the following conditions or events ("Events of Default") shall occur:

          (a) the making of an application by SIPC for a decree adjudicating that customers of the Partnership are in need of protection under SIPA and the failure of the Partnership to obtain the dismissal of such application within 30 days; or

          (b) Aggregate Indebtedness of the Partnership shall exceed 1500% of its Net Capital or, if the Partnership has elected to operate under paragraph (a)(1)(ii) of Rule 15c3-1, its Net Capital computed in accordance therewith shall be less than 2% of its aggregate debit items computed in accordance with Exhibit A to Rule 15c3-3 or (if registered as a futures commission merchant) its net capital (as defined in the CEA or the regulations then existing thereunder) shall be less than 4% of the funds required to be segregated pursuant to the CEA and the regulations thereunder and the foreign futures or foreign options secured amounts (less the market value of commodity options purchased by option customers on or subject to the rules of a contract market or a foreign Board of Trade, each such deduction not to exceed the amount of funds in the option customer's account and the foreign futures or foreign options secured amounts), if greater (or, in either case, such greater or lesser percentage as may be made applicable to the Partnership by the self-regulatory or governmental agencies or bodies having appropriate authority), throughout a period of not less than 15 consecutive business days, commencing on the date the Partnership first determines and notifies the Examining Authority or the Examining Authority or the SEC first determines and notifies the Partnership of such fact; or

          (c) the SEC shall revoke the broker-dealer registration of the Partnership; or

          (d) the Examining Authority shall suspend (and not reinstate within 10 days) or revoke the Partnership's membership as a member of the Examining Authority; or

          (e) there shall be any receivership, insolvency, liquidation pursuant to SIPA or otherwise, bankruptcy, assignment for the benefit of creditors, reorganization whether or not pursuant to bankruptcy laws, or any other marshalling of the assets and liabilities of the Partnership;

the unpaid principal amount of the Notes shall forthwith mature, together with interest accrued thereon and (to the extent permitted by law) a premium equal to the Make Whole Amount which would have been payable if the Partnership had elected to prepay the Notes pursuant to
Section 10.2 (determined as of the first date of the occurrence of such Event of Default), as will the unpaid principal amount of and interest accrued upon, any other Indebtedness of the Partnership subject to Subordination Agreements then outstanding; but the payment thereof shall remain subordinate as set forth in Section 7.1.

     Section 14.3. Agreements on Events of Acceleration. The Partnership and you agree that the occurrence of any of the conditions or events specified in Section 14.1(a) would be a significant indication that the financial position of the Partnership had changed materially and adversely from the norm set forth in this Agreement or (b) could materially and adversely affect the ability of the Partnership to conduct its business as conducted on the date hereof or (c) would be a significant change in the general business conducted by the Partnership from that which

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
exists on the date hereof. The Partnership further agrees that, as to Indebtedness that is not subject to a Subordination Agreement, $500,000 is a material amount of aggregate Indebtedness of the Partnership or any Subsidiary to be in default (in respect of any payment due in respect thereof). If it shall be determined by the SEC or by any court of competent jurisdiction that an Event of Acceleration as defined herein is not a permissible Event of Acceleration under Appendix D to Rule 15c3-1 as in effect on the date hereof, then such Event of Acceleration shall not be an Event of Acceleration hereunder, and the rest of this Agreement, including the remaining Events of Acceleration, shall not be affected thereby.

     If any of the conditions or events specified in Section 14.1 occurs and would constitute an Event of Default as well as an Event of Acceleration, then such condition or event shall constitute an Event of Default, unless the holders of at least 60% in aggregate principal amount of the Notes then outstanding, by written notice to the Company, choose otherwise.

     Section 14.4. Default Remedies. If an Event of Default or Event of Acceleration shall occur and be continuing, the holder of any Note then outstanding may exercise any right, power or remedy permitted to it by law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or agreement contained in this Agreement or in such Note or in aid of the exercise of any power granted in this Agreement or in such Note, or may proceed to enforce payment of such Note or to enforce any other legal or equitable right of the holder of such Note. No remedy herein conferred upon any holder of a Note is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute or otherwise. No course of dealing on the part of any holder of any Note, or any delay or failure on the part of any holder of any Note to exercise any right or power, shall operate as a waiver of such right or power or otherwise prejudice the rights, powers and remedies of such holder or of any other holder. No failure to insist upon strict compliance with any covenant, term, condition or other provision of this Agreement or the Notes shall constitute a waiver by any holder of any of the Notes of any such covenant, term, condition or other provision or of any default or Event of Default or Event of Acceleration in connection therewith. To the extent effective under applicable law, the Partnership hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish, the benefit and advantage of any valuation, stay, appraisement, extension or redemption laws now existing or that may hereafter exist that, but for this provision, might be applicable to any sale made under any judgment, order or decree of any court, or otherwise, based on the Notes or on any claim for interest on the Notes. If an Event of Default or Event of Acceleration shall occur, the Partnership will pay to the holders of the Notes, to the extent not prohibited by applicable law, such further amount as shall be sufficient to cover the costs and expenses of collection and of the taking of remedial actions and the maintenance of enforcement proceedings, including, without limitation, reasonable attorneys' fees and expenses.

     Section 14.5. No Counterclaim, Abatement, etc. Subject to the provisions of Sections 7 and 8, all sums payable by the Partnership under the Notes shall be paid without counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction and the obligations and liabilities of the Partnership under the Notes shall in no way be released, discharged or otherwise affected for any reason whatsoever.

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
     Section 14.6. Annulment of Acceleration of Notes. If notice is given pursuant to Section 14.1 hereof by any holder or holders of Notes, or upon the happening of an Event of Default, then the holders of such Notes as shall have delivered such notice, if less than all the Notes have been declared due and payable, and in every other such case, the holders of at least 60% in aggregate unpaid principal amount of the Notes then outstanding may, by written instrument filed with the Partnership, rescind and annul such declaration, and the consequences thereof; provided, however, that at the time such declaration shall be annulled and rescinded:

          (a) no judgment or decree shall have been entered for payment of any monies due pursuant to the Notes or this Agreement;

          (b) all arrears of principal, premium and interest upon all the Notes and all other sums payable under the Notes and this Agreement (including costs and expenses of the holders incurred in connection with such notice under Section 14.1 hereof or annulment under this Section 14.6, but excluding any principal or interest on the Notes that shall have become due and payable solely by reason of such notice under Section 14.1 hereof or happening of such Event of Default) shall have been duly paid; and

          (c) each and every other default hereunder and Event of Default and Event of Acceleration shall have been waived pursuant to Section 17.4 hereof or cured; and, provided further, that no such rescission and annulment shall extend to or affect any subsequent default or Event of Default or Event of Acceleration or impair any right or power consequent thereon.

SECTION 15.       INTERPRETATION OF AGREEMENT, NOTES AND PARTNERSHIP NOTES.

     Section 15.1.  Definitions.   As used in this Agreement (including
Schedules and Exhibits), except as the context shall otherwise require, the following terms have the respective meanings set forth below or in the Section indicated (the definitions to be applicable to both the singular and the plural forms of the terms defined, where either such form is used in this Agreement):

     Accelerated Maturity Date -- Section 14.1.

     Additional Subordinated Debt -- all Subordinated Debt of the
Partnership other than the Notes, the 1992 Notes, the 1994 Notes and the 1996 Notes, but not including any Junior Debt.

     Affiliate -- when used in relation to a particular Person, means any other Person (a) which directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such particular Person, (b) which beneficially owns or holds of record 5% or more of the shares of any class of Voting Stock or preferred stock of such particular Person, or (c) 5% or more of the shares of any class of Voting Stock or preferred stock of which is beneficially owned or held of record by such particular Person. The term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract or otherwise. Any general partner of a Person possesses control thereof for purposes of this Agreement.

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     Aggregate Indebtedness -- the meaning specified in paragraph (c)
of Rule 15c3-1, as the same is computed from time to time with respect to any Person in accordance with such Rule.

     Agreement -- this Note Purchase Agreement (including the annexed Exhibits and Schedules), as it may from time to time be amended, supplemented or modified, in accordance with its terms.

     Alternative Net Capital Requirement -- the requirement relating to the maintenance of Net Capital set forth in paragraph (a)(1)(ii) of Rule 15c3-1.

     Business Association -- Section 2.11.

     Business Day -- any day other than a Saturday, Sunday or a day on which banks are permitted to close in New York, New York.

     Capital Lease -- any lease of property which, in accordance with generally accepted accounting principles, would be required to be capitalized on a balance sheet of the lessee.

     CEA -- the Commodity Exchange Act, as amended.

     CFTC -- the Commodity Futures Trading Commission or any successor.

     Closing Date -- Section 1.2.

     Code -- the Internal Revenue Code of 1986, as amended.

     Collateral -- the collateral securing a Secured Demand Note in accordance with Appendix D to Rule 15c3-1.

     Consolidated Subsidiary -- any Subsidiary of the Partnership whose financial statements are prepared on a consolidated basis with those of the Partnership in accordance with generally accepted accounting principles.

     Credit Balance -- the meaning set forth in Regulation T (12 C.F.R. 220.2(a)) of the Board of Governors of the Federal Reserve System, as in effect on the date hereof.

     Day Loan -- the meaning customary in the investment brokerage business, that is, a bank's extension of short term credit in support of a securities underwriter's payment to an issuer of securities of the purchase price of such securities in advance of the receipt by said underwriter of payments due it from other members of the syndicate underwriting the issuer of such securities or from its customers.

     Default Rate -- for any Series of Notes shall mean the interest rate equal to the greater of (i) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank's base rate, or (ii) the rate of interest that equals 1% above the stated rate of interest for such Series of Notes.

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
     DSRO -- the designated self-regulatory organization (as defined in Section l.3(ff) of the regulations of the CFTC (17 C.F.R. 1.3(ff)) under the CEA) of the Partnership.

     ERISA -- the Employee Retirement Income Security Act of 1974, as amended.

     European Economic Community -- means Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, The
Netherlands, Portugal, Spain, Sweden and the United Kingdom.

     Event of Acceleration -- Section 14.1.

     Event of Default -- Section 14.2.

     Examining Authority -- the Examining Authority (as defined in Rule 15c3-1) of the Partnership.

     Exchange -- the New York Stock Exchange, Inc.

     Federal Bankruptcy Code -- the Federal Bankruptcy Code, 11 U.S.C.
Section 101 et seq., as amended.

     Form 10-K -- Section 2.5.

     Form 10-Q -- Section 2.5.

     General Partner -- Section 2.1.

     General Partner's Interest -- an interest of the general partner of the Partnership, as such, in the Partnership, which ranks junior and subordinate in right of payment and upon liquidation to all Limited Partnership Interests, all Junior Limited Partnership Interests and all Subordinated Debt of the Partnership (including, without limitation, the Notes).

     guaranty -- with respect to any Person, means, at any date, all obligations of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend, lease or other obligation or investment of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, obligations incurred through an agreement, contingent or otherwise, by such Person (a) to purchase such Indebtedness, dividend, lease, obligation or investment or any property or assets constituting security therefor, (b) to advance or supply funds (i) for the purchase or payment of such Indebtedness, dividend, lease, obligation or investment or (ii) to maintain working capital or equity capital or any other balance sheet condition, or otherwise to advance or make available funds for the purchase or payment of such Indebtedness, dividend, lease, obligation or investment, (c) to lease or purchase property, securities or services primarily for the purpose of assuring the owner of such Indebtedness, dividend, lease, obligation or investment of the ability of the primary obligor to make payment of such Indebtedness, dividend, lease, obligation or investment or (d) otherwise to assure the owner of such Indebtedness, dividend, lease, obligation or investment against loss in respect thereof.

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
     holder -- with respect to any Note shall mean the Person in whose name such Note is registered.

     Indebtedness -- with respect to any Person, means all items (other than capital stock or partners' capital (including Limited Partnership Interests), surplus and retained earnings) which, in accordance with generally accepted accounting principles, would be shown on the liability side of a balance sheet of such Person as of the date on which Indebtedness is to be determined. The term "Indebtedness" shall also include, whether or not so shown, (a) debt, obligations and liabilities secured by any Lien existing on property owned or held by such Person, whether or not the debt, obligations or liabilities secured thereby shall have been assumed; (b) obligations of such Person under any Capital Lease; (c) all guaranties by such Person; (d) all indebtedness endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted with recourse by such Person; (e) debt, obligations and liabilities of such Person representing all or part of the deferred purchase price of any assets; and (f) all obligations of such Person to purchase any materials, supplies or other property, or to obtain the services of any other Person, if the relevant contract or other related document requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered or such services are ever performed or tendered.

     Indebtedness for Money Borrowed -- with respect to any Person, means all Indebtedness of such Person (whether arising from a guaranty by such person or otherwise) (a) in respect of money borrowed or evidenced by a promissory note, debenture or other like written obligation to pay money, (b) in respect of obligations under any Capital Lease, (c) representing all or part of the deferred purchase price of any assets acquired by such Person, or (d) in respect of obligations to purchase any materials, supplies or other property, or to obtain the services of any other Person, if the relevant contract or other related document requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered or such services are ever performed or tendered.

     Independent Certified Public Accountant-- any one of the following or any successor thereto: Arthur Andersen LLP, Ernst & Young LLP, Deloitte & Touche, LLP, KPMG LLP, and PriceWaterhouseCoopers LLP, or any other independent certified public accountants as shall be approved in writing by the holders of more than 60% in aggregate principal amount of the Notes then outstanding.

     Institutional Investor-- any one or more of the following Persons:
(a) any bank, savings institution, trust company or national banking association, acting for its own account or in a fiduciary capacity, (b) any charitable foundation, (c) any insurance company or fraternal benefit association, (d) any pension, retirement or profit-sharing trust or fund, (e) any investment company, (f) any college or university, (g) any government, any public employees, pension or retirement system or any other governmental agency supervising the investment of public funds or (h) any finance or leasing company.

     Investment Company Act -- the Investment Company Act of 1940, as amended.

     JFC -- Section 2.1.

     Junior Debt -- all Indebtedness of the Partnership that is subject to a satisfactory subordination agreement for purposes of Rule 15c3-1, and which (i) by the express terms of the instrument creating or evidencing such indebtedness is subordinated, in right of payment and upon liquidation, to the Notes at least to the same extent and in the same manner as the Notes are subordinated to the Senior Claims of present and future creditors of the Partnership, (ii) matures not earlier than the final maturity of the Notes of every Series, and (iii) has a Weighted Average Life to Maturity at the time of the issuance thereof which is more than the Weighted Average Life to Maturity of the Notes of every Series at such time.

     Lien -- any interest in property securing an obligation owed to, or a claim by, any Person other than the owner of the property, whether such interest shall be based on the common law, statute or contract, and including, but not limited to, the lien or security interest arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt, or from a lease, consignment or bailment for security purposes. The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property. For the purposes of this Agreement, a Person shall be deemed to be the owner of any property that such Person shall have acquired or shall hold subject to a conditional sale agreement or other arrangement (including a leasing arrangement) pursuant to which title to the property shall have been retained by or vested in some other Person for security purposes.

     Limited Partnership Interest -- a limited partnership interest in the Partnership which ranks junior and subordinate, in right of payment and upon liquidation, to all Subordinated Debt of the Partnership (including, without limitation, the Notes). On the date hereof, the only Limited Partnership Interest is the limited partnership interest of JFC in the Partnership.

     Long Term Leases -- at any time, any lease (other than a Capital Lease) of property having a fixed term (including all extensions and renewal terms which are at the option of the lessee, whether or not exercised) expiring more than three years after the date of determination.

     Make Whole Amount -- with respect to optional prepayments of the Notes of any Series pursuant to Section 8, if applicable, or Sections 10.1(b), 10.2 or 12.20, or any payment of the Notes pursuant to Section
14.1 or 14.2, the excess of (1) the present value of all scheduled payments of principal and interest (excluding the amount of interest accrued and unpaid to the date of prepayment or payment) in respect of the Notes of such Series (or portions thereof being prepaid) which, but for such optional prepayment or required repayment, would be required to be made following the date of the proposed prepayment, determined by discounting (on a semi-annual basis), at a rate which is equal to the Treasury Constant Yield at such time plus 0.50%, the amount of each such payment (or portion thereof) from the date such payment would be required to be made to the prepayment date over (2) 100% of the outstanding principal amount so prepaid for such Series of Notes. If the amount designated in clause (1) above is equal to or less than the amount specified in clause (2) above, then the Make Whole Amount shall be zero.

     NASD -- the National Association of Securities Dealers, Inc.

     Net Capital -- the meaning specified in paragraph (c) of Rule 15c3-1, as the same is computed from time to time with respect to any Person in accordance with such Rule.

     Net Earnings -- for any period, means the consolidated net income (or loss) of the Partnership and Consolidated Subsidiaries for the period in question (taken as a cumulative whole) after deducting all operating expenses, provisions for all taxes and reserves (including reserves for deferred income taxes) payable by the Partnership (but not deducting for taxes payable by individual partners on income of the Partnership) and all other proper deductions, all determined in accordance with generally accepted accounting principles; provided, however, that there shall be excluded (a) the income (or loss) of any Person accrued prior to the date it became a Consolidated Subsidiary or was merged into or consolidated with the Partnership or a Consolidated Subsidiary, (b) the income (or loss) of any Person (other than a Consolidated Subsidiary) in which the Partnership or any Consolidated Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the Partnership or such Consolidated Subsidiary in the form of cash dividends or similar cash distributions, (c) the income (or loss) of any Consolidated Subsidiary which is not a domestic Subsidiary, except to the extent that any such income has been actually received by the Partnership or a domestic Consolidated Subsidiary in the form of cash dividends or similar cash distributions, (d) all extraordinary or non-recurring gains (but not losses) and all other items properly classified as extraordinary in accordance with generally accepted accounting principles, and (e) earnings resulting from any reappraisal, revaluation or write-up of assets, or resulting from the reversal of reserves (except to the extent that provision for such reserves is made during such period and to the extent that reversal of such reserves is made during such period because the liabilities for which such reserves were provided were paid during such period).

     1992 Agreements -- the Note Agreements, as amended, pursuant to which the 1992 Notes were issued.

     1994 Agreements -- the Note Agreements, as amended, pursuant to which the 1994 Notes were issued.

     1996 Agreements -- the Note Agreements, as amended, pursuant to which the 1996 Notes were issued.

     1992 Notes -- the 8.96% capital notes due 2002 issued by the Partnership in the aggregate principal amount of $30,000,000.

     1994 Notes -- the 7.95% capital notes due 2006 issued by the Partnership in the aggregate principal amount of $92,000,000.

     1996 Notes -- the 8.18% capital notes due 2008 issued by the Partnership in the aggregate principal amount of $94,500,000.

     Notes -- Section 1.1.

     Offering Memorandum -- Section 2.5.

     Officer's Certificate -- a certificate executed on behalf of the Partnership by the General Partner and on behalf of the General Partner by any duly authorized officer or attorney-in-fact of it who shall be serving in the capacity of chief executive officer or chief financial officer of the Partnership.

     Optional Prepayment Date -- Section 10.3.

     Other Note Agreements -- Section 3.1.

     Other Purchasers -- Section 3.1.

     Outstanding -- when used with respect to the Notes, shall mean, as of the date of determination, all Notes theretofore issued, except

          (a) Notes theretofore canceled or delivered for cancellation, and

          (b) Notes in exchange or replacement for which other Notes have been delivered pursuant to this Agreement;

provided, however, that, in determining whether the holders of the requisite aggregate unpaid principal amount of Notes outstanding have given any notice or taken any action hereunder, Notes held or owned, directly or indirectly, by the Partnership, any Subsidiary or any Affiliate of the Partnership shall be disregarded and deemed not to be outstanding.

     Partners -- Section 2.1.

     Partnership -- the meaning set forth in the introductory paragraph of this Agreement.

     Partnership Agreement -- the Seventh Amended and Restated
Agreement of Limited Partnership of Edward D. Jones & Co., L.P. dated August 15, 1996 by and between the General Partner and JFC, establishing the Partnership as a limited partnership under the Missouri Partnership Act, as in effect on the date of this Agreement.

     Partnership Capital -- as of the date of determination thereof, means the amount at which Limited Partnership Interests and General Partners' Interest would be shown on a statement of financial condition of the Partnership at such date.

     Partnership Financial Statements -- Section 2.5.

     Partnership Revenues -- for any period, means the consolidated gross income of the Partnership and Consolidated Subsidiaries for such period without any deductions of operating expenses or other proper deductions from gross income necessary to determine Net Earnings; provided, however, that there shall be excluded (a) the gross income of any Person accrued prior to the date it became a Consolidated Subsidiary or was merged into or consolidated with the

Partnership or a Consolidated Subsidiary, (b) the gross income of any Person (other than a Consolidated Subsidiary) in which the Partnership or any Consolidated Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the Partnership or such Consolidated Subsidiary in the form of dividends or similar distributions, and (c) the gross income of any Consolidated Subsidiary which is not a domestic Subsidiary, except to the extent that any such income has been actually received by the Partnership or a domestic Consolidated Subsidiary in the form of cash dividends or similar cash distributions.

     Permissive Prepayment -- Section 9.

     Permitted Lien -- any Lien permitted by Section 12.6.

     Permitted Nation -- Section 12.14.

     Person -- any individual, corporation, partnership, joint venture, association, joint stock company, trust, estate, unincorporated organization or government (or any agency or political subdivision thereof).

     Plans -- Section 2.14.

     Principal Financial Officer -- at the time of determination, means the individual then (i) so designated in the supervisory manual required to be maintained by the Partnership by the SEC (or any Business Association to which appropriate authority has been delegated), and (ii) authorized, and charged with the duty, to sign in said capacity all reports of the Partnership to the SEC on Form X-17A-5, or any successor form.

     Regular Interest Payment Date -- means February 15 and August 15 of each year.

     Restricted Distribution -- any payment or the incurrence of any liability to make any payment, in cash, property or other assets (other than any partnership interest in the Partnership), upon or in respect of or as a return on or of any partnership interest in the Partnership, including, without limiting the generality of the foregoing, payments as distributions of earnings or capital, payments in the nature of bonuses or incentives and payments for the purpose of purchasing, retiring or redeeming any such partnership interests (or any options or other securities or interests evidencing a right to purchase any such partnership interests) or making any other distribution in respect of any such partnership interests (or any options or other securities or interests evidencing a right to purchase any such partnership interests) excluding, however, any payment on account of the purchase or other acquisition by the Partnership of any partnership interest in the Partnership in connection with the withdrawal, in accordance with the Partnership Agreement, of a partner as a partner in the Partnership, if such payment is made entirely out of the net cash proceeds received by the Partnership from a substantially concurrent capital contribution to the Partnership from one or more of the remaining partners in the Partnership.

     Restricted Investments -- any security (as defined in the Securities Act) or other investment, direct or indirect, in any corporation, partnership or other entity, other than a

Subsidiary, which the Partnership or a Consolidated Subsidiary owns or has obligated itself to acquire other than:

          (i)     any security (x) held for sale by the Partnership,
     (y) held in a firm securities trading account (as such term is used in the instructions of the SEC applicable to completion of the Statement of Income (Loss) contained in Part II of Form X-17A-5, as presently in effect, of the SEC) and (z) that is reported as held in such account on each report of the Partnership made to the SEC on Form X-17A-5 during the period in which this paragraph (i) otherwise would be applicable to such security;

          (ii) investments by the Partnership or a wholly owned Consolidated Subsidiary in the capital stock or securities of a Subsidiary, provided that such investment shall not result in the involvement of the Partnership or any Subsidiary in any activity or enterprise not customarily engaged in by corporations or partnerships in the retail investment brokerage business;

          (iii) any nonconvertible Indebtedness which, at the time of determination, is rated by at least one nationally recognized statistical rating organization (as that term is defined in paragraph (c)(2)(vi)(F) of Rule 15c3-1) in one of its three highest generic rating categories (i.e., a generic rating category comparable to A or higher for corporate bonds rated by Moody's Investors Service, Inc. at the date of this Agreement);

          (iv) readily marketable obligations of, or obligations fully and unconditionally guaranteed by, the United States of America and having a stated maturity not more than one year from the date of acquisition thereof;

          (v) repurchase agreements of a bank or trust company incorporated under the laws of the United States of America, or a state thereof with combined capital, surplus and undivided profits of at least $100,000,000 with a term of not more than seven days from the date of acquisition thereof; or

          (vi) readily marketable obligations issued or guaranteed by the United States of America or any agency or instrumentality thereof in an aggregate principal amount not in excess of the outstanding principal amount of Subordinated Debt; provided, however, that (i) such obligations are purchased in connection with a bona fide program to hedge, in whole or in part, the Partnership's obligations in respect of Subordinated Debt, and
     (ii) such obligations shall be in amounts and shall have stated maturities which are not in excess of those necessary to anticipate the Partnership's regularly scheduled principal payment obligations under its outstanding Subordinated Debt; provided further, that the sale by the Partnership at any time of any obligations purchased pursuant to this clause (vi) shall not be deemed to create any implication that the purchase of such obligations was not in connection with a bona fide hedging program.

     Restricted Subsidiary -- any Subsidiary:

          (a)     the assets of which exceeded 10% of the
     consolidated assets of the Partnership and Consolidated
     Subsidiaries as shown on the Partnership's consolidated balance sheet or statement of financial condition as at the end of its last preceding fiscal quarter; or

          (b) the net earnings of which exceeded 10% of the total Net Earnings of the Partnership and Consolidated Subsidiaries as shown on the consolidated income statement for the last preceding fiscal quarter of the Partnership; or

          (c) the gross revenues of which exceeded 10% of Partnership Revenues as shown on the consolidated income statement for the last preceding fiscal quarter of the Partnership.

     Rule 15c3-1 -- Rule 15c3-1, including the appendices thereto, of the General Rules and Regulations under the Securities Exchange Act, as in effect from time to time or any successor regulation.

     Scheduled Maturity Date -- a date on which a prepayment must be made in accordance with Section 10.1, or the date on which the Notes mature according to their terms.

     SEC -- Section 2.5.

     SEC Reports -- Section 2.5.

     Secured Demand Note -- a promissory note issued pursuant to a "secured demand note agreement," as defined in Appendix D to Rule
15c3-1.

     Securities Act -- the Securities Act of 1933, as amended.

     Securities Exchange Act -- the Securities Exchange Act of 1934, as amended.

     Security -- shall have the same meaning as in Section 2(1) of the Securities Act.

     Senior Claim -- any claim against the Partnership except (i) a claim which arises from a Subordination Agreement which ranks on a parity with the claims of a holder of the Notes or (ii) Limited Partnership Interests, General Partners' Interests and Junior Debt.

     SIPA -- the Securities Investor Protection Act of 1970, as amended.

     SIPC -- the Securities Investor Protection Corporation.

     State Securities Commission -- any governmental authority of any State of the United States which administers the "blue sky" laws of such state or regulates brokers or dealers as such.

     Street Loans -- any loan to, and in the normal course of business of, a securities broker-dealer, secured by customer securities, underwritings and trading positions of said broker-dealer.

     Subordinated Debt -- Indebtedness of the Partnership subject to a Subordination Agreement and otherwise ranking in priority in all respects, including, without limitation, as to payment and upon liquidation, pari passu with the Notes pursuant to the terms of this Agreement. The Notes, the 1992 Notes, the 1994 Notes and the 1996 Notes shall be included in Subordinated Debt.

     Subordination Agreement -- a "satisfactory subordination agreement," as defined in Appendix D to Rule 15c3-1.

     Subsidiary -- (i) any corporation, partnership, association or other business entity at least 50% of the outstanding shares of Voting Stock or similar interests of which are owned, directly or indirectly, by the Partnership and its Subsidiaries, (ii) any general or limited partnership of which the Partnership or a Subsidiary shall be a general partner or as to which such Person otherwise shall have unlimited liability, or (iii) any general or limited partnership a general partner of which can be changed or removed by the Partnership or a Subsidiary (other than removals that could be accomplished by voluntary withdrawal of such general partner only).

     Total Capitalization -- at any date, means the amount at which General Partners' Interests, Limited Partnership Interests, Junior Debt and Subordinated Debt (including the Notes) would be shown on a consolidated balance sheet or statement of financial condition of the Partnership and its Consolidated Subsidiaries at such date.

     Treasury Constant Yield -- means, at any time with respect to any optional prepayment of the Notes of any Series pursuant to Section 8, if applicable, or Sections 10.1(b), 10.2 or Section 12.20, or any payment of the Notes of any Series pursuant to Section 14.1 or 14.2, the yield to maturity at such time of actively traded United States Treasury obligations with a remaining life to maturity (as reported by the Bloomberg Financial Markets Services Screen, page "PX-1", or such other display as may replace page PX-1 on the Bloomberg Financial Markets Services Screen, or if such data ceases to be available, such reasonably comparable source for such data or similar data as may be designated for such period by the holder or holders of a majority in aggregate unpaid principal amount of the Notes then outstanding) most nearly equal to the Weighted Average Life to Maturity of the Notes of such Series (or portions thereof) to be prepaid at the time. If there are United States Treasury obligations listed in such publication with a remaining life to maturity equal to the Weighted Average Life to Maturity of the Notes of such Series (or portions thereof) then the yield on such Treasury obligations shall be the Treasury Constant Yield. If no such Treasury obligation exists, then the Treasury obligation with the remaining life to maturity closest to and greater than the Weighted Average Life to Maturity of the Notes of such Series (or portions thereof) to be prepaid shall be used, along with the Treasury obligation with a remaining life to maturity closest to and less than the Weighted Average Life to Maturity of the Notes of such Series (or portions thereof) in order to calculate the Treasury Constant Yield. In this event these two Treasury obligations will be examined together and the Treasury Constant Yield will be calculated through interpolation of the yields on such Treasury obligations.

     Unsecured Bank Overdrafts --those certain reclassifications required under rules and regulations of the SEC, and by generally accepted accounting principles, classifying as bank loans temporary accounting overdrafts which are reflected on the books of the Partnership only and which result from the release by the Partnership of checks in advance of the deposit by it of funds to its bank account or accounts (and excluding, without limitation, any overdrafts of the Partnership reflected on the books of any bank or other financial institution, including any such overdrafts resulting from insufficient funds checks).

     Voting Stock -- the stock of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect members of the Board of Directors (or other governing body) of such corporation.

     Weighted Average Life to Maturity -- of the Notes of any Series or any other Indebtedness or any portion thereof at the time of the determination thereof, shall mean the number of years obtained by dividing the then Remaining Dollar-years of the Notes of such Series or other Indebtedness or portion thereof by the then outstanding principal amount of the Notes of such Series or other Indebtedness or portion thereof. The term "Remaining Dollar-years" of any indebtedness for borrowed money means the amount obtained by (1) multiplying (A) the amount of each then remaining required repayment or redemption (including repayment at final maturity) by (B) the number of years (calculated at the nearest one-twelfth) which will elapse between the date as of which the calculation is made and the date such required repayment is due and (2) totaling all the products obtained in (1).

     Section 15.2. Directly or Indirectly. Any provision in this Agreement referring to action to be taken by any Person, or that such Person is prohibited from taking, shall be applicable whether such action is taken directly or indirectly by such Person.

     Section 15.3. Accounting Principles. The character or amount of any asset or liability or item of income or expense required to be determined under this Agreement and each consolidation or other accounting computation required to be made under this Agreement, shall be determined or made in accordance with generally accepted accounting principles at the time in effect in the United States, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

     Section 15.4. Governing Law. This Agreement and the Notes delivered pursuant hereto shall be governed by and construed in accordance with the law of the State of Illinois.

     Section 15.5. Headings. The headings of the Sections and other subdivisions of this Agreement have been inserted for convenience of reference only, and shall not be deemed to constitute a part hereof.

     Section 15.6. Independence of Covenants. Each covenant made by the Partnership herein is independent of each other covenant so made. The fact that the operation of any such covenant permits a particular action to be taken or condition to exist does not mean that such action or condition is not prohibited, restricted or conditioned by the operation of the provisions of any other covenant herein.

SECTION 16.       NON-LIABILITY OF EXCHANGE.

     You agree that the loan evidenced by the Notes is not being made in reliance upon the standing of the Partnership as a member organization of the Exchange or upon the Exchange's surveillance of the Partnership's financial position or its compliance with the Constitution, Rules and practices of the Exchange. You have made such investigation of the Partnership and its partners, officers and directors as you deem necessary and appropriate under the circumstances. You are not relying upon the Exchange to provide any information concerning or relating to the Partnership and agree that the Exchange has no responsibility to disclose to you any information concerning or relating to the Partnership which it may now, or at any future time, have. You agree that neither the Exchange, its Special Trust Fund, nor any director, officer, trustee or employee of the Exchange or said Trust Fund shall be liable to you with respect to this Agreement on the Notes or the repayment of the loan evidenced thereby. The agreements and provisions contained in this Section 16 are made solely for the benefit of the Exchange, its Special Trust Fund and the directors, officers, trustees and employees of the Exchange and said Trust Fund, and shall not be deemed to limit or affect, insofar as any liability of or remedy against the Partnership is concerned, any representation or warranty of the Partnership contained in this Agreement or made in writing by or on behalf of the Partnership in connection with the transactions contemplated hereby, or any other provision hereof.

SECTION 17.       MISCELLANEOUS.

     Section 17.1. Notices. (a) All communications under this Agreement or the Notes shall be in writing and shall be mailed by certified mail, postage prepaid, or transmitted by telecopy, with phone confirmation of receipt, or transmitted by a recognized overnight delivery service, with charges prepaid, (i) if to you, to you at the address specified for you in Schedule I, marked for attention as there indicated, or at such other address as you may have furnished to the Partnership in writing, (ii) if to any other holder of a Note, to it at its address listed in the books for the registration, and registration of transfer, of Notes required to be maintained by the Partnership pursuant to Section 12.1 hereof, or at such other address as such holder shall have furnished to the Partnership in writing, (iii) if to the Partnership, to it at its address shown at the head of this Agreement, or at such other address as it shall have furnished in writing to you and all other holders of the Notes at the time outstanding and (iv) if to the Exchange, at 20 Broad Street, N.Y., N.Y. 10005, Attention:
Department of Member Firm Regulation.

     (b) Any written communication so addressed and mailed by certified mail, return receipt requested, shall be deemed to have been given when so mailed. All other written communications shall be deemed to have been given upon receipt thereof.

     Section 17.2. Survival. All representations, warranties and covenants made by the Partnership herein or by the Partnership or any Affiliate in any certificate or other instrument delivered under or in connection with this Agreement shall be considered to have been relied upon by you and shall survive the delivery to you of the Notes regardless of any investigation made by you or on your behalf. All statements in any such certificate or other instrument shall constitute representations and warranties of the Partnership hereunder.

     Section 17.3. Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns permitted hereunder; provided, however, that you shall not have any obligation to purchase Notes of any Person other than the Partnership. Whether or not expressly so stated therein, the provisions of this Agreement are intended to be for your benefit and for the benefit of all holders from time to time of the Notes, and shall be enforceable by you and any other such holder whether or not an express assignment to such holder of rights under this Agreement shall have been made by you or your successors or assigns; and, provided further, that the provisions of Sections 5 and 6.2, 12.1 and 12.11 hereof shall also be for the benefit of, and shall be enforceable by, any Person who shall no longer be a holder of any Note but who shall have incurred any expense or been subjected to any liability referred to therein while, or on the basis of being, such a holder.

     Section 17.4. Amendment and Waiver. (a) This Agreement and the Notes may be amended or supplemented, and the observance of any term hereof or thereof may be waived, with (and only with) the prior written consent of the Examining Authority (in the case of an amendment), the written consent of the Partnership, and (a) on or prior to the Closing Date, you and the Other Purchasers, and (b) after the Closing Date, the holders of at least 51% in aggregate unpaid principal amount of the Notes then outstanding; provided, however, that no such amendment, supplement or waiver shall, without the written consent of the holders of all the Notes then outstanding, (i) change, with respect to the Notes, the amount or time of any required prepayment or payment of principal or premium or the rate or time of payment of interest, or change the funds in which any prepayment or payment on the Notes is required to be made; (ii) amend or supplement, or waive any default arising by reason of the failure of the Partnership to comply with, Sections 14.1 through 14.5 hereof (except an amendment of Section 14.1 or 14.2 hereof for the purpose of adding additional Events of Acceleration or Events of Default); (iii) amend or supplement, or waive any default arising by reason of the failure of the Partnership to comply with, this Section 17.4; or (iv) modify or otherwise affect the definitions of Limited Partnership Interests, General Partner's Interest or Junior Debt or the provisions of Section 7 hereof. Any amendment or waiver effected in accordance with this Section 17.4 shall be binding upon each holder of any Note at the time outstanding, each future holder of any Note and the Partnership.

     (b) The preceding paragraph (a) notwithstanding, this Agreement shall not be subject to cancellation and the Indebtedness evidenced by the Notes shall not be repaid and this Agreement shall not be terminated, rescinded or modified by mutual consent or otherwise if the effect thereof would be to make this Agreement inconsistent with the conditions of Rule 15c3-1.

     Section 17.5. Futures Commission Merchants; Set-off. (a) If the Partnership is a futures commission merchant, as that term is defined in the CEA, the Partnership agrees, consistent with the requirements of
Section 1.17(h) of the regulations of the CFTC (17 C.F.R. 1.17(h)), that:

          (i) whenever prior written notice by the Partnership to the Exchange is required pursuant to the provisions of this Agreement, the same prior written notice shall be given by the Partnership to (A) the CFTC at its principal office in Washington, D.C., Attention Chief Accountant of Division of Trading and Markets, and/or (B) the commodity exchange of which the Partnership is a member and which is then designated by the CFTC as the Partnership's DSRO, and

          (ii) whenever prior written consent, permission or approval of the Exchange is required pursuant to the provisions of this Agreement, the Partnership shall also obtain the prior written consent, permission or approval of the CFTC and/or of the DSRO, and

          (iii) whenever the Partnership receives written notice of acceleration of maturity of the Notes pursuant to the provisions of this Agreement, the Partnership shall promptly give written notice thereof to the CFTC at the address above stated and/or to the DSRO.

     (b) You agree that you are not taking and will not take or assert as security for the payment of the Notes any security interest in or lien upon, whether created by contract, statute or otherwise, any property of the Partnership or any property in which the Partnership may have an interest (other than the Notes), which is or at any time may be in your possession or subject to your control. You hereby waive, and further agree that you will not seek to obtain payment of the Notes in whole or in any part by exercising, any right of set-off you may assert or possess, whether created by contract, statute or otherwise; provided that, notwithstanding the foregoing, you shall be entitled to seek to obtain payment of any amount due to you which is unrelated to the Notes by exercising any right of set-off you may assert or possess. Any agreement between the Partnership and you (whether in the nature of a general loan and collateral agreement, a security or pledge agreement or otherwise) shall be deemed amended hereby to the extent necessary so as not to be inconsistent with the provisions of this paragraph.

     Section 17.6. Counterparts. This Agreement may be executed and delivered to you simultaneously in two (2) or more counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 17.7. Reproduction of Documents. This Agreement and all documents relating hereto (other than the Notes), including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the closing of your purchase of the Notes, and (c) financial statements, certificates and other information heretofore or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Partnership agrees and stipulates that, to the extent permitted by applicable law and court or agency rules, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall be admissible in evidence to the same extent.

     Section 17.8. Time of the Essence. The parties to this Agreement, and future holders of Notes, by their acceptance thereof, intend and agree that time is and shall be of the essence in the performance by the Partnership of its obligations under this Agreement and the Notes.

     The execution hereof by the Purchasers shall constitute a contract among the Issuer and the Purchasers for the uses and purposes hereinabove set forth. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                         Very truly yours,

                         EDWARD D. JONES & CO., L.P.





                         By
                            -----------------------------------------------
                            Title



                              [Variation]

                              By
                                 ------------------------------------------
                                 Its

                                                 PRINCIPAL AMOUNT OF
       NAME AND ADDRESS                             SERIES A NOTES
         OF PURCHASERS                             TO BE PURCHASED

ALLSTATE LIFE INSURANCE COMPANY                       $2,000,000
3075 Sanders Road                                     $7,000,000
Northbrook, Illinois  60062



Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "7.51% Senior Notes, Series A, due 2005 of Edward D. Jones & Co., L.P., DPP-PPN No. 48003# AD 4, principal, interest or premium") to:

     BBK    =   Harris Trust and Savings Bank
                ABA #071000288
     BNF    =   Allstate Life Insurance Company
                Collection Account #168-117-0
     ORG    =   Edward D. Jones & Co., L.P.
     OBI    =   DPP - ___________
                Payment Due Date (MM/DD/YY) --
                P ______ (enter "P" and the amount of principal
                   being remitted, for example, P5000000.00) --
                I ______ (enter "I" and the amount of interest
                   being remitted, for example, I225000.00)



Notices

All notices of scheduled payments, on or in respect of the Notes and written confirmation of each such payment to:

     Allstate Insurance Company
     Investment Operations - Private Placements
     3075 Sanders Road, Suite G4A
     Northbrook, Illinois  60062
     Telephone  (847) 402-2769
     Telecopy  (847) 326-5040



                         SCHEDULE I
                (to Note Purchase Agreement)

All financial reports, compliance certificates and all other written communications, including notice of prepayments, to be sent to:

      Allstate Life Insurance Company
      Private Placements Department
      3075 Sanders Road, Suite G3A
      Northbrook, Illinois  60062-7127
      Phone:  (847) 402-8922
      Fax:  (847) 402-3092

Name of Nominee in which Notes are to be issued:  None

Tax Identification No.:  36-2554642

                                                 PRINCIPAL AMOUNT OF
       NAME AND ADDRESS                             SERIES A NOTES
         OF PURCHASERS                             TO BE PURCHASED

FIRST SUNAMERICA LIFE INSURANCE COMPANY               $5,000,000
1 SunAmerica Center
Investment Accounting 36-05
Los Angeles, California  90067-6022

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "7.51% Senior Notes, Series A, due 2005 of Edward D. Jones & Co., L.P., PPN No. 48003# AD 4, principal or interest") to:

      Bankers Trust Company
      ABA #021-001-033
      Account Number:  99-911-145
      FFC:  A/C 099537

Notices

All notices of payment, on or in respect of the Notes and written confirmation of each such payment to be addressed as first provided above.

All other notices and communications to be addressed to:

      SunAmerica Corporate Finance
      700 Louisiana, Suite 3905
      Houston, Texas  77002
      Attention:  Chris Ochs

Name of Nominee in which Notes are to be issued:  None

Tax Identification No.:  06-0992729

                                                 PRINCIPAL AMOUNT OF
       NAME AND ADDRESS                             SERIES A NOTES
         OF PURCHASERS                             TO BE PURCHASED

KEMPER INVESTORS LIFE INSURANCE COMPANY               $5,000,000
c/o Scudder Kemper Investments, Inc.
222 South Riverside Plaza
Chicago, Illinois  60606-5808

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "7.51% Senior Notes, Series A, due 2005 of Edward D. Jones & Co., L.P., PPN No. 48003# AD 4, principal or interest") to:

      HARE & CO - Account No. 195279
      The Bank of New York
      ABA No.:  021000018
      BNF
      IOC 566
      Attention:  Security Income Collection

Notices

Address for all communications with respect to payments and for written confirmation of each such payment as well as for all other communications to:

      Kemper Investors Life Insurance Company
      c/o Scudder Kemper Investments
      222 South Riverside Plaza
      Chicago, Illinois  60606-5808
      Attention:  Private Placements

Name of Nominee in which Notes are to be issued:  HARE & CO

Tax Identification No.:  36-3050975

                                                 PRINCIPAL AMOUNT OF
       NAME AND ADDRESS                             SERIES A NOTES
         OF PURCHASERS                             TO BE PURCHASED

FEDERAL KEMPER LIFE ASSURANCE COMPANY                 $2,400,000
c/o Scudder Kemper Investments, Inc.
222 South Riverside Plaza
Chicago, Illinois  60606-5808

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "7.51% Senior Notes, Series A, due 2005 of Edward D. Jones & Co., L.P., PPN No. 48003# AD 4, principal or interest") to:

      HARE & CO - Account No. 399889
      The Bank of New York
      ABA No.:  021000018
      BNF
      IOC 566
      Attention:  Security Income Collection

Notices

Address for all communications with respect to payments and for written confirmation of each such payment as well as for all other communications to:

      Federal Kemper Life Assurance Company
      c/o Scudder Kemper Investments
      222 South Riverside Plaza
      Chicago, Illinois  60606-5808
      Attention:  Private Placements

Name of Nominee in which Notes are to be issued:  HARE & CO

Tax Identification No.:  04-6046830

                                                 PRINCIPAL AMOUNT OF
       NAME AND ADDRESS                             SERIES A NOTES
         OF PURCHASERS                             TO BE PURCHASED

FIDELITY LIFE ASSOCIATION                              $750,000
c/o Scudder Kemper Investments, Inc.
222 South Riverside Plaza
Chicago, Illinois  60606-5808

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "7.51% Senior Notes, Series A, due 2005 of Edward D. Jones & Co., L.P., PPN No. 48003# AD 4, principal or interest") to:

      HARE & CO - Account No. 195271
      The Bank of New York
      ABA No.:  021000018
      BNF
      IOC 566
      Attention:  Security Income Collection

Notices

Address for all communications with respect to payments and for written confirmation of each such payment as well as for all other communications to:

      Fidelity Life Association
      c/o Scudder Kemper Investments
      222 South Riverside Plaza
      Chicago, Illinois  60606-5808
      Attention:  Private Placements

Name of Nominee in which Notes are to be issued:  HARE & CO

Tax Identification No.:  36-1068685

                                                 PRINCIPAL AMOUNT OF
       NAME AND ADDRESS                             SERIES A NOTES
         OF PURCHASERS                             TO BE PURCHASED

ZURICH LIFE INSURANCE COMPANY OF AMERICA               $350,000
c/o Scudder Kemper Investments, Inc.
222 South Riverside Plaza
Chicago, Illinois  60606-5808

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "7.51% Senior Notes, Series A, due 2005 of Edward D. Jones & Co., L.P., PPN No. 48003# AD 4, principal or interest") to:

      HARE & CO - Account No. 399609
      The Bank of New York
      ABA No.:  021000018
      BNF
      IOC 566
      Attention:  Security Income Collection

Notices

Address for all communications with respect to payments and for written confirmation of each such payment as well as for all other communications to:

      Zurich Life Insurance Company of America
      c/o Scudder Kemper Investments
      222 South Riverside Plaza
      Chicago, Illinois  60606-5808
      Attention:  Private Placements

Name of Nominee in which Notes are to be issued:  HARE & CO

Tax Identification No.:  36-6071398

                                                 PRINCIPAL AMOUNT OF
       NAME AND ADDRESS                             SERIES B NOTES
         OF PURCHASERS                             TO BE PURCHASED

MONY LIFE INSURANCE COMPANY                          $13,000,000
1740 Broadway
New York, New York  10019
Attention:  Capital Management Unit
Fax Number:  (212) 708-2491

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "7.58% Senior Notes, Series B, due 2006 of Edward D. Jones & Co., L.P., PPN No. 48003# AE 2, principal or interest") to:

      Chase Manhattan Bank
      ABA #021000021
      for credit to Private Income Processing
      Account No. 544-755102

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

      If by Registered Mail, Certified Mail or Federal Express:
      ---------------------------------------------------------

      The Chase Manhattan Bank
      4 New York Plaza, 13th Floor
      New York, New York  10004
      Attention:  Income Processing - J. Piperato, 13th Floor

      If by Regular Mail:
      -------------------

      The Chase Manhattan Bank
      Dept. 3492
      P. O. Box 50000
      Newark, New Jersey  07101-8006

      With a Second Copy to:
      ----------------------

      Telecopy Confirms and Notices:

           (212) 708-2152
           Attention:  Securities Custody

      Mailing Confirms and Notices:

           MONY Life Insurance Company
           1740 Broadway
           New York, New York  10019
           Attention:  Securities Custody/Mail Drop 6-39A

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  13-1632487

                                                 PRINCIPAL AMOUNT OF
       NAME AND ADDRESS                             SERIES B NOTES
         OF PURCHASERS                             TO BE PURCHASED

MONUMENTAL LIFE INSURANCE COMPANY                    $12,000,000
AEGON USA Investment Management, Inc.
4333 Edgewood Road N.E.
Cedar Rapids, IA  52499-2666

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "7.58% Senior Notes, Series B, due 2006 of Edward D. Jones & Co., L.P., PPN No. 48003# AE 2, principal or interest") to:

      Citibank, NA
      111 Wall Street
      New York, NY  10043
      ABA #021000089
      DDA #36218394
      Custody Account No. 847785

Notices

All notices of payment, on or in respect of the Notes and written confirmation of each such payment to:

      AEGON USA Investment Management, Inc.
      Attn:  Custody Operations
      4333 Edgewood Road N.E.
      Cedar Rapids, IA  52499-5112
      Fax  (319) 398-8695

All other notices and communications to be addressed to:

      AEGON USA Investment Management, Inc.
      Attn:  Director of Private Placements
      4333 Edgewood Road N.E.
      Cedar Rapids, IA  52499-5335
      Fax  (319) 369-2666

Name of Nominee in which Notes are to be issued:  None

Tax Identification No.:  52-0419790

                                                 PRINCIPAL AMOUNT OF
       NAME AND ADDRESS                             SERIES C NOTES
         OF PURCHASERS                             TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE                             $3,900,000
  INSURANCE COMPANY
1295 State Street
Springfield, MA  01111
Attn:  Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "7.65% Senior Notes, Series C, due 2007 of Edward D. Jones & Co., L.P., PPN No. 48003# AF 9, principal or interest") to:

      Citibank, N.A.
      111 Wall Street
      New York, NY  10043
      ABA No. 021000089
      For MassMutual Spot Priced Contract
      Account No. 3890-4953

With telephone advice of payment to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at
(413) 744-3561.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments, to be addressed to:

      Attention:  Securities Custody and Collection Department, F 381.

Name of Nominee in which Notes are to be issued:  None

Tax Identification No.:  04-1590850

                                                 PRINCIPAL AMOUNT OF
       NAME AND ADDRESS                             SERIES C NOTES
         OF PURCHASERS                             TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE                             $2,500,000
  INSURANCE COMPANY
1295 State Street
Springfield, MA  01111
Attn:  Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "7.65% Senior Notes, Series C, due 2007 of Edward D. Jones & Co., L.P., PPN No. 48003# AF 9, principal or interest") to:

     Citibank, N.A.
     111 Wall Street
     New York, NY  10043
     ABA No. 021000089
     For MassMutual Long-Term Pool
     Account No. 4067-3488

With telephone advice of payment to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at
(413) 744-3561.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments, to be addressed to:

     Attention:  Securities Custody and Collection Department, F 381.

Name of Nominee in which Notes are to be issued:  None

Tax Identification No.:  04-1590850

                                                 PRINCIPAL AMOUNT OF
       NAME AND ADDRESS                             SERIES C NOTES
         OF PURCHASERS                             TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE                             $1,700,000
  INSURANCE COMPANY
1295 State Street
Springfield, MA  01111
Attn:  Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "7.65% Senior Notes, Series C, due 2007 of Edward D. Jones & Co., L.P., PPN No. 48003# AF 9, principal or interest") to:

     Chase Manhattan Bank, N.A.
     4 Chase MetroTech Center
     New York, NY  10081
     ABA No. 021000021
     For MassMutual Pension Management
     Account No. 910-2594018

With telephone advice of payment to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at
(413) 744-3561.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments, to be addressed to:

     Attention:  Securities Custody and Collection Department, F 381.

Name of Nominee in which Notes are to be issued:  None

Tax Identification No.:  04-1590850

                                                 PRINCIPAL AMOUNT OF
       NAME AND ADDRESS                             SERIES C NOTES
         OF PURCHASERS                             TO BE PURCHASED

C.M. LIFE INSURANCE COMPANY                            $900,000
C/O MASSACHUSETTS MUTUAL LIFE
  INSURANCE COMPANY
1295 State Street
Springfield, MA  01111
Attn:  Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "7.65% Senior Notes, Series C, due 2007 of Edward D. Jones & Co., L.P., PPN No. 48003# AF 9, principal or interest") to:

     Citibank, N.A.
     111 Wall Street
     New York, NY  10043
     ABA No. 021000089
     For Segment 43 - Universal Life
     Account No. 4068-6561

With telephone advice of payment to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at
(413) 744-3561.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments, to be addressed to:

     Attention:  Securities Custody and Collection Department, F 381.

Name of Nominee in which Notes are to be issued:  None

Tax Identification No.:  06-1041383

                                                 PRINCIPAL AMOUNT OF
       NAME AND ADDRESS                             SERIES D NOTES
         OF PURCHASERS                             TO BE PURCHASED

THE NORTHWESTERN MUTUAL                              $17,500,000
  LIFE INSURANCE COMPANY
720 East Wisconsin Avenue
Milwaukee, WI  53202
Attn:  Securities Department
Facsimile:  (414) 299-7124

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "7.79% Senior Notes, Series D, due 2011 of Edward D. Jones & Co., L.P., PPN No. 48003# AG 7, principal or interest") to:

     Bankers Trust Company
     16 Wall Street
     Insurance Unit - 4th Floor
     New York, NY  10005
     ABA #0210-0103-3

For the account of:  The Northwestern Mutual Life Insurance Company
                     Account No. 00-000-027

Notices

All notices of payment, on or in respect of the Notes and written confirmation of each such payment to:

     The Northwestern Mutual Life Insurance Company
     720 East Wisconsin Avenue
     Milwaukee, WI  53202
     Attn:  Investment Operations
     Facsimile:  (414) 299-5714

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Tax Identification No.:  39-0509570

                                                 PRINCIPAL AMOUNT OF
       NAME AND ADDRESS                             SERIES D NOTES
         OF PURCHASERS                             TO BE PURCHASED


THE NORTHWESTERN MUTUAL                              $1,000,000
  LIFE INSURANCE COMPANY
FOR ITS GROUP ANNUITY SEPARATE ACCOUNT
720 East Wisconsin Avenue
Milwaukee, WI  53202
Attn:  Securities Department
Facsimile:  (414) 299-7124

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "7.79% Senior Notes, Series D, due 2011 of Edward D. Jones & Co., L.P., PPN No. 48003# AG 7, principal or interest") to:

     Bankers Trust Company
     16 Wall Street
     Insurance Unit - 4th Floor
     New York, NY  10005
     ABA #0210-0103-3

For the account of: The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account
                      --------------------------------------
                    Account No. 00-000-027

Notices

All notices of payment, on or in respect of the Notes and written confirmation of each such payment to:

     The Northwestern Mutual Life Insurance Company
       for its Group Annuity Separate Account
       --------------------------------------
     720 East Wisconsin Avenue
     Milwaukee, WI  53202
     Attn:  Investment Operations
     Facsimile:  (414) 299-5714

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Tax Identification No.:  39-0509570

                                                    SCHEDULE II


                                    SCHEDULE OF INDEBTEDNESS FOR MONEY BORROWED
                                                AT AUGUST 18, 1999


                                            EDWARD D. JONES & CO., L.P.

LENDER                                                    ORIGINAL    OUTSTANDING
                                                         PRINCIPAL     PRINCIPAL     DATE OF     MATURITY
                                                           AMOUNT       AMOUNT        NOTE         DATE    INTEREST RATE

Massachusetts Mutual Life Insurance Company              12,000,000    7,200,000      5/8/92       5/1/02     8.960%
                                                          7,500,000    5,832,880     4/22/94      4/15/06     7.950%
                                                          4,750,000    4,750,000     8/15/96       9/1/08      8.18%

Allstate Insurance Company                                4,500,000    4,500,000     8/15/96       9/1/08      8.18%

Allstate Life Insurance Company                           8,000,000    4,800,000      5/8/92       5/1/02     8.960%
                                                         15,000,000   11,665,761     4/22/94      4/15/06     7.950%
                                                          7,500,000    7,500,000     8/15/96       9/1/08      8.18%

Allstate Life Insurance Company of New York               2,000,000    1,200,000      5/8/92       5/1/02     8.960%

State Mutual Life Assurance Company of America            3,000,000    1,800,000      5/8/92       5/1/02     8.960%
                                                          2,000,000    1,555,435     4/22/94      4/15/06     7.950%

SMA Life Assurance Company                                1,000,000      600,000      5/8/92       5/1/02     8.960%
                                                          2,000,000    1,555,435     4/22/94      4/15/06     7.950%

Life Investors Insurance Company of America               4,000,000    2,400,000      5/8/92       5/1/02     8.960%

Connecticut General Life Insurance Company               12,500,000    9,721,467     4/22/94      4/15/06     7.950%
                                                         12,540,000   12,540,000     8/15/96       9/1/08      8.18%



                              -17-

LENDER                                                    ORIGINAL    OUTSTANDING
                                                         PRINCIPAL     PRINCIPAL     DATE OF     MATURITY
                                                           AMOUNT       AMOUNT        NOTE         DATE    INTEREST RATE

Connecticut General Life Insurance Company on             6,000,000    4,666,304     4/22/94      4/15/06     7.950%
behalf of one or more separate accounts

Life Insurance Company of North America                   3,000,000    2,333,152     4/22/94      4/15/06     7.950%

First Colony Life Insurance Company                       3,000,000    2,333,152     4/22/94      4/15/06     7.950%

Southern Farm Bureau Life Insurance Company               3,000,000    2,333,152     4/22/94      4/15/06     7.950%
                                                          2,500,000    2,500,000     8/15/96       9/1/08      8.18%

Hartford Life Insurance Company                          15,000,000   11,665,761     4/22/94      4/15/06     7.950%
                                                          8,000,000    8,000,000     8/15/96       9/1/08      8.18%

AEGON USA Investment Management                          10,000,000    7,777,175     4/22/94      4/15/06     7.950%

Provident Life and Accident Insurance Company             6,000,000    4,666,304     4/22/94      4/15/06     7.950%

Protective Life Insurance Company                         6,000,000    4,666,304     4/22/94      4/15/06     7.950%

State Mutual Securities Trust                             1,000,000      777,717     4/22/94      4/15/06     7.950%

Hartford Life Insurance Company Separate                 15,000,000   15,000,000     8/15/96       9/1/08      8.18%
Account CRC

Hartford Life and Accident Insurance Company              5,000,000    5,000,000     8/15/96       9/1/08      8.18%

General American Life Insurance Company                   5,000,000    5,000,000     8/15/96       9/1/08      8.18%

COVA Financial Services Life Insurance Company            3,000,000    3,000,000     8/15/96       9/1/08      8.18%

COVA Financial Life Insurance Company                     1,000,000    1,000,000     8/15/96       9/1/08      8.18%

Phoenix American Life Insurance Company                   4,000,000    4,000,000     8/15/96       9/1/08      8.18%

Phoenix Home Life Mutual Insurance Company                4,000,000    4,000,000     8/15/96       9/1/08      8.18%



                              -18-

LENDER                                                    ORIGINAL    OUTSTANDING
                                                         PRINCIPAL     PRINCIPAL     DATE OF     MATURITY
                                                           AMOUNT       AMOUNT        NOTE         DATE    INTEREST RATE

Ford Life Insurance Company                               5,000,000    5,000,000     8/15/96       9/1/08      8.18%

CM Life Insurance Company                                   250,000      250,000     8/15/96       9/1/08      8.18%

Liberty Life Insurance Company                            3,000,000    3,000,000     8/15/96       9/1/08      8.18%

Provident Mutual Life Insurance Company                   1,000,000    1,000,000     8/15/96       9/1/08      8.18%

Provident Life and Annuity Company of America             1,000,000    1,000,000     8/15/96       9/1/08      8.18%

Conseco Capital Management                                2,000,000    2,000,000     8/15/96       9/1/08      8.18%

Lincoln National Life Insurance Company                   3,000,000    3,000,000     8/15/96       9/1/08      8.18%

Lincoln Life & Annuity Company of NY                      2,460,000    2,460,000     8/15/96       9/1/08      8.18%

Bank of America<F1>                                      60,000,000            0     5/31/99           NA   Variable

Bank of New York<F1>                                    100,000,000            0      7/2/96           NA   Variable

Banque Paribas<F1>                                       50,000,000   30,000,000     6/25/98           NA   Variable

Banque Nationale de Paris-Chicago<F1>                    60,000,000   50,000,000     9/30/93           NA   Variable

Chase Manhattan Bank<F1>                                 90,000,000   50,000,000      7/7/98           NA   Variable

Commerce Bank of St. Louis<F1>                           30,000,000   30,000,000      5/1/99           NA   Variable

The First National Bank of Chicago<F1>                   50,000,000            0     7/29/99           NA   Variable

Mercantile Bank<F1>                                      60,000,000   60,000,000     5/31/99           NA   Variable

The Northern Trust Company<F1>                           50,000,000   50,000,000      3/2/94           NA   Variable


<F1>Represents short-term borrowing arrangements. Original principal amount represents maximum available for borrowing subject to market value of collateral held (firms and customer securities). Outstanding principal amount represents amounts borrowed as of August 18, 1999.



                              -19-


LENDER                                                    ORIGINAL    OUTSTANDING
                                                         PRINCIPAL     PRINCIPAL     DATE OF     MATURITY
                                                           AMOUNT       AMOUNT        NOTE         DATE    INTEREST RATE

SunTrust Bank, Atlanta<F1>                               50,000,000            0      6/1/94           NA   Variable
                                                       ------------ ------------
                                                       $816,500,000 $454,050,000
                                                       ============ ============

<F1>Represents short-term borrowing arrangements. Original principal amount represents maximum available for borrowing subject to market value of collateral held (firms and customer securities). Outstanding principal amount represents amounts borrowed as of August 18, 1999.

                                                 SCHEDULE III

                                        BOOK VALUES AS OF JULY 30, 1999


                                        SUBSIDIARIES OF THE PARTNERSHIP

        NAME OF ENTITY                          JURISDICTION OF FORMATION OR INCORPORATION              BOOK VALUE
DIRECT SUBSIDIARIES:
EJ Mortgage, L.L.C.                            Missouri Limited Liability Company                       351,375
Edward Jones Limited                           United Kingdom Corporation                              9,976,105
Conesteoga Securities, Inc.                    Missouri Corporation                                      33,196
Edward D. Jones & Co.
  Canada Holding Co., Inc.                     CBCA Corporation                                         271,383
Patronus, Inc.                                 Missouri Corporation                                        0
Cornerstone Mortgage
  Investment Group, Inc.                       Delaware Corporation                                    (334,483)
Cornerstone Mortgage
  Investment Group, Inc. II                    Delaware Corporation                                       500
Nooney Capital Corp.                           Missouri Corporation                                        0
Nooney Income Investments, Inc.                Missouri Corporation                                        0
Nooney Income Investment, Two, Inc.            Missouri Corporation                                        0
S-J Capital Corp.                              Missouri Corporation                                        0
EJ Insurance Agency Holding, L.L.C.            Missouri Limited Liability Company                          0
Edward Jones Insurance
  Agency of Alabama, L.L.C.                    Alabama Limited Liability Company                          200


                              -21-


California Agency Holding, L.L.C.              Missouri Limited Liability Company                          0
Edward Jones Insurance
  Agency of California, L.L.C                  California Limited Liability Company                       200
Edward Jones Insurance
  Agency of Massachusetts, L.L.C.              Massachusetts Limited Liability Company                    200
Edward Jones Insurance
  Agency of Michigan, L.L.C                    Michigan Limited Liability Company                          0
Edward Jones Insurance
  Agency of Montana, L.L.C                     Montana Limited Liability Company                         1,000
Edward Jones Insurance
  Agency of Nevada, Inc.                       Nevada Corporation                                         200
Edward Jones Insurance
  Agency of Ohio, L.L.C                        Ohio Limited Liability Company                            1,000
Edward Jones Insurance
  Agency of New Mexico, L.L.C                  New Mexico Limited Liability Company                      1,000
Edward Jones Insurance
  Agency of Wyoming, L.L.C                     Wyoming Limited Liability Company                          200

PARTNERSHIP PARTICIPATION

DIRECT LIMITED PARTNERSHIP INTERESTS:


Edward D. Jones & Co.                          Ontario Limited Partnership        (6/30)               24,536,979
Passport Research, Ltd.                        Pennsylvania Limited Partnership   (6/30)                658,958
EDJ Ventures, Ltd.                             Missouri Limited Partnership                             515,792
EDJ Investment Advisory
  Services                                     Missouri Limited Partnership                                0


                              -22-

INDIRECT SUBSIDIARIES:

CIP Management, Inc.                           Missouri Corporation
                                               Subsidiary of Conestoga
                                                Securities, Inc.                                         15,528
CIP Management, L.P.                           Missouri Limited Partnership
                                                Subsidiary of EDJ
                                                Ventures, Ltd.                                          104,108
INDIRECT GENERAL PARTNERSHIP INTERESTS:

Community Investment
Partners, L.P.          (A)                    Missouri Limited Partnership                              99,052
Community Investment
Partners, II, L.P.      (A)                    Missouri Limited Partnership                              18,481
Community Investment
Partners, III, L.P.     (A)                    Missouri Limited Partnership                             12,246

INDIRECT LIMITED PARTNERSHIP INTEREST

EDJ Ventures, Ltd., has a $93,257 investment in Community Investment
Partners, II, L.P.

(A) General partnership interest owned by CIP Management, L.P., which is an indirect subsidiary of the Partnership.

                 FORM OF OPINION OF SPECIAL COUNSEL
                         TO THE PURCHASERS

     The closing opinion of Chapman and Cutler, special counsel to the Purchasers, called for by Section 4.1 of the Note Purchase Agreements, shall be dated the date of Closing and addressed to each Purchaser, shall be satisfactory in form and substance to each Purchaser and shall be to the effect that:

     1. The Partnership is a limited partnership, validly existing and in good standing under the laws of its jurisdiction of organization and has the partnership power and the partnership authority to execute and deliver the Note Purchase Agreements and to issue the Notes.

     2. The Note Purchase Agreements has been duly authorized by all necessary partnership action on the part of the Partnership, has been duly executed and delivered by the Partnership and constitutes the legal, valid and binding contract of the Partnership enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

     3. The Notes have been duly authorized by all necessary corporate action on the part of the Partnership, and the Notes being delivered on the date hereof have been duly executed and delivered by the Partnership and constitute the legal, valid and binding obligations of the Partnership enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

     4. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Note Purchase Agreements do not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

     With respect to matters of fact upon which such opinion is based, Chapman and Cutler may rely on appropriate certificates of public officials and officers of the Partnership and upon representations of the Partnership and the Purchasers delivered in connection with the issuance and sale of the Notes.

     In rendering the opinion set forth in paragraph 1 above, Chapman and Cutler may rely, as to matters referred to in paragraph 1, solely upon an examination of the Articles of Limited Partnership certified by, and a certificate of good standing of the Partnership from, the Secretary of State of the State of Missouri, the Agreement of Limited Partnership of the Partnership and the general partnership law of the State of Missouri. The opinion of Chapman and Cutler is limited to the laws of the State of Illinois, the general partnership law of the State of Missouri and the Federal laws of the United States.



                       SCHEDULE IV-A
                (to Note Purchase Agreement)

                     FORM OF OPINION OF COUNSEL
                         TO THE PARTNERSHIP

     The closing opinion of Lawrence R. Sobol, Esq., counsel to the Partnership, which is called for by Section 4.2 of the Note Purchase Agreements, shall be dated the Closing Date and addressed to the Purchasers, shall be satisfactory in scope and form to each Purchaser and shall be to the effect that:

          1. The Partnership is a limited partnership duly organized, operating under the Agreement of Limited Partnership, validly existing and in good standing under the laws of the State of Missouri, and has all requisite power and authority to own (or hold under lease) its properties, to conduct its business as currently conducted and as currently proposed to be conducted, to enter into the Note Purchase Agreements, to offer, issue, sell and deliver the Notes, and to perform its obligations under the Note Purchase Agreements and the Notes. The Partnership is duly qualified as a foreign limited partnership in all jurisdictions in which such qualification is provided and/or has filed certificates of doing business in every jurisdiction in which the properties owned (or held under lease) by it or the nature of its activities makes such qualification or filing necessary in order to comply with applicable laws.

          2. The General Partner is a corporation duly organized, validly existing and in good standing under the laws of the State of Missouri and has all requisite power and authority (corporate and other) to enter into the Note Purchase Agreements, to offer, issue, sell and deliver the Notes, and to perform its obligations under the Note Purchase Agreements and the Notes on behalf of the Partnership. The General Partner is not qualified as a foreign corporation in any jurisdiction and neither the properties owned (or held under lease) by it nor the nature of its activities makes such qualification necessary in order to comply with applicable laws.

          3. Each Note Purchase Agreement (and the performance hereof) has been duly authorized by all necessary action on the part of, and duly executed and delivered by, the Partnership and constitutes the legal, valid and binding agreement of the Partnership, enforceable in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally from time to time in effect or by general principles of equity.

          4. The Notes (and the performance thereof) have been duly authorized by all necessary action on the part of the Partnership, have been duly executed, issued and delivered by the Partnership and constitute legal, valid and binding obligations of the Partnership enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally from time to time in effect or by general principles of equity. The Notes have been delivered to you and the Other


                       SCHEDULE IV-B
                (to Note Purchase Agreement)

     Purchasers, in the principal amounts indicated in Schedule I, by the Partnership pursuant to the provisions of the Note Purchase Agreements.

          5.   On the basis of the representations contained in
     Section 3.2 and 3.3 of the Note Purchase Agreements, it is not necessary, in connection with the issuance and delivery of the Notes to you, under the circumstances contemplated by the Note Purchase Agreements, to register the Notes under the Securities Act or to qualify an indenture with respect to any thereof under the Trust Indenture Act of 1939, as amended.

          6. None of the transactions contemplated by the Note Purchase Agreements (including, without limitation, the direct or indirect use of the proceeds from the sale of the Notes) will violate or result in a violation of Section 7 of the Securities Exchange Act or any regulations issued pursuant thereto, including, without limitation, Regulation U (12 C.F.R., Part 221) as amended, Regulation T (12 C.F.R. Part 220), as amended, and Regulation X (12 C.F.R. Part 224), as amended, of the Board of Governors of the Federal Reserve System.

          7.   Except for the consents and approvals referred to in
     Section 2.17 of the Note Purchase Agreements and the filing with the SEC pursuant to Appendix D to Rule 15c3-1, no consent, approval or authorization of registration, qualification, designation, declaration or filing with or notice to any Federal, state or local government or public authority or agency (including any State Securities Commission) or Business Association is required for the valid execution, delivery and performance of the Note Purchase Agreements or the valid offer, issuance, sale, delivery and performance of the Notes or the valid consummation of any other transaction contemplated by the Note Purchase Agreements or the Notes.

          8. Neither the execution or delivery of the Note Purchase Agreements, the offer, issuance, sale or delivery of the Notes, nor the performance of the Note Purchase Agreements or the Notes, does or will cause the Partnership or any of its subsidiaries to be in violation in any material respect of any law or ordinance, or any order of general application, rule or regulation or any Federal, state, county, municipal or other governmental or public authority or agency, or any order, direction or rule of any Business Association, having jurisdiction or authority over any of them or any of their respective properties.

          9. Neither the execution, delivery or performance of the Note Purchase Agreements, nor the offer, issuance, sale, delivery or performance of the Notes, does or will (i) conflict with or violate the partnership agreement, certificate of partnership, charter or bylaws, as the case may be, of the Partnership or any of its Subsidiaries, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any evidence of Indebtedness or other agreement or instrument referred to in Section 2.9 of the Note Purchase Agreements, (iii) result in the creation of any Lien of any nature whatsoever upon any of the properties or assets of the Partnership or any of its Subsidiaries under the terms of any such evidence of Indebtedness, other agreement or instrument or (iv) require the consent of or other action by any trustee, any creditor of, any lessor to, or any investor in, the Partnership or any of its Subsidiaries.

          10. There is no action at law, suit in equity or other proceeding or investigation (whether or not purportedly on behalf of the Partnership or any of its subsidiaries) in any court or by or before any other governmental or public agency or any arbitrator, or before any Business Association, against or affecting, or (to the best of my knowledge) threatened against, the Partnership or any of its Subsidiaries or any of their respective properties that, either individually or in the aggregate, (i) involves the reasonable possibility of a material judgment or liability against any of them or could materially adversely affect the business, prospects, earnings, properties or condition, financial or otherwise, of any of them, or (ii) questions the validity of the Note Purchase Agreements or the Notes. Neither the Partnership nor any of its Subsidiaries is in default with respect to any order, writ, injunction, judgment or decree of any court or other governmental or public authority or agency, with respect to the award of any arbitrator, or with respect to the order or direction of any Business Association.

          11. Neither the Partnership nor any Partnership Subsidiary is an "investment company" or a company "controlled" by an "investment company" (as such terms are defined in the Investment Company Act of 1940, as amended).

          12. The Partnership is registered as a broker-dealer with the SEC under the Securities Exchange Act, and is also registered as a broker-dealer with the proper authorities, including State Securities Exchange Commissions, of every jurisdiction in which the nature of its activities makes such registration necessary.

          13. There are no applicable taxes, fees or other governmental charges payable in connection with the execution and delivery of the Note Purchase Agreements or in connection with the offer, issuance, sale or delivery of the Notes.

     The opinion of Lawrence R. Sobol, Esq., shall cover such other matters relating to the sale of the Notes as each Purchaser may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and other officers of the Partnership.

                 FORM OF OPINION OF SPECIAL COUNSEL
                         TO THE PARTNERSHIP



     The closing opinion of Bryan Cave LLP, counsel to the Partnership, which is called for by Section 4.2 of the Note Purchase Agreements, shall be dated the Closing Date and addressed to the Purchasers, shall be satisfactory in scope and form to each Purchaser and shall be to the effect that:

     1. Each Note Purchase Agreement has been duly authorized by all necessary action on the part of the Partnership, has been duly executed and delivered by, the Partnership and constitutes the legal, valid and binding agreements of the Partnership, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws of general applicability relating to or affecting creditors' rights and by general principles of equity (including, without limitation, possible unavailability of specific performance, injunctive relief or other equitable remedies and an implied covenant of good faith and fair dealing), regardless of whether enforceability is considered in a proceeding in equity or at law.

     2. The Notes have been duly authorized by all necessary action on the part of the Partnership, have been duly executed, issued and delivered by the Partnership and constitute legal, valid and binding obligations of the Partnership, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws of general applicability relating to or affecting creditors' rights and by general principles of equity (including, without limitation, possible unavailability of specific performance, injunctive relief or other equitable remedies and an implied covenant of good faith and fair dealing), regardless of whether enforceability is considered in a proceeding in equity or at law.

     3. On the basis of the representations contained in Sections 3.2 and 3.3 of the Note Purchase Agreements, it is not necessary in connection with the issuance and deliverance of the Notes to you, under the circumstances contemplated by the Note Purchase
Agreements, to register the Notes under the Securities Act of 1933, as amended, or to qualify an indenture with respect thereof under the Trust Indenture Act of 1939, as amended.


     4. Based upon the covenants and representations contained in Sections 1.3 and 2.20 of the Note Purchase Agreements, none of the transactions contemplated by the Note Purchase Agreements (including, without limitation, the direct or indirect use of the proceeds from the sale of the Notes) will violate or result in a violation of Section 7 of the Securities Exchange Act or any regulations issued pursuant thereto, including, without limitation, Regulation U (12 C.F.R., Part 221), as amended, Regulation T (12 C.F.R., Part 220), as amended, and
Regulation X (12 C.F.R., Part 224), as amended, of the Board of Governors of the Federal Reserve System.


                       SCHEDULE IV-C
                (to Note Purchase Agreement)

     5.   Except for the consents and approvals referred to in
Section 2.17 of the Note Purchase Agreements which consents and approvals have been obtained and the filing with the SEC pursuant to Appendix D to Rule 15c3-1, no consent, approval or authorization of, registration, qualification, designation, declaration or filing with or notice to any federal or state government or public authority or agency (including the Missouri State Securities Commission) is required for the valid execution, delivery and performance of the Note Purchase Agreements or the valid offer, issuance, sale, delivery and performance of the Notes or the valid consummation of any other transaction contemplated hereby or thereby.

     6. Neither the execution or delivery of the Note Purchase Agreements, the offer, issuance, sale or delivery of the Notes, nor the performance of the Note Purchase Agreements or the Notes, does or will cause the Partnership or any of its Subsidiaries to be in violation in any respect of any law or ordinance, or any order of general application, rule or regulation of any federal or state governmental or public authority or agency, provided, however, we express no opinion regarding (a) the adequacy of the Partnership's Net Capital as required by any law, rule or regulation of the Exchange, the SEC or any state regulatory agency, (b) fraudulent transfer and fraudulent conveyance laws, (e) federal and state antitrust and unfair competition laws and regulations or (d) federal and state tax laws and regulations.

     The opinion of Bryan Cave LLP shall cover such other matters relating to the sale of the Notes as each Purchaser may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and other officers of the Partnership.

                    EDWARD D. JONES & CO., L.P.

                  7.51% Subordinated Capital Note,

                   Series A, Due August 15, 2005
                          PPN: 48003# AD 4





No. RA-___

$_____________                                       ____________, ____

     EDWARD D. JONES & CO., L.P., a Missouri limited partnership (the "Partnership"), for value received, hereby promises to pay to ________________________________ or registered assigns, the principal sum of ______________________ DOLLARS ($___________) on August 15, 2005
and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance thereof from the date of this Note at the rate of 7.51% per annum, semiannually on February 15 and August 15 in each year, commencing February 15, 2000, until the principal amount hereof shall become due and payable, and to pay, on demand, interest on any overdue principal (including any overdue prepayment of principal) and premium, if any, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the greater of (i) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank's base rate, or (ii) 8.51% per annum.

     Payments of principal, premium and interest shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts by check mailed and addressed to the registered holder hereof at the address shown in the register maintained by the Partnership for such purpose, or, at the option of the holder hereof, in such manner and at such other place in the United States of America as the holder hereof shall have designated to the Partnership in writing.

     This Note is one of an issue of Notes of the Partnership issued pursuant to the Note Purchase Agreements, dated as of August 31, 1999, between the Partnership and the original purchasers of the Notes, and is entitled to the benefits thereof.

     As and to the extent provided in said Note Purchase Agreements, this Note is subject to optional prepayment, in whole or in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

     Under certain circumstances, as specified in said Note Purchase Agreements, the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in said Note Purchase Agreements.


                        EXHIBIT A-I
                (to Note Purchase Agreement)

     This Note is a registered Note. Transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Partnership as provided in such Note Purchase Agreements. Prior to presentation of this Note for registration of transfer, the Partnership shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Partnership shall not be affected by notice to the contrary. The obligation of the Partnership with respect to any payment in respect of this Note, together with accrued interest, is subordinated to all claims of certain other present and future creditors of the Partnership as and to the extent provided in such Note Purchase Agreements. Such payments are subject to suspension under certain circumstances set forth in such Note Purchase Agreements.

     This Note shall be governed by and construed in accordance with the law of the State of Illinois.



                                    EDWARD D. JONES & CO., L.P.



                                      By EDJ Holding Company, Inc.
                                          General Partner



                                      By
                                        -----------------------------------
                                        Title
                                             ------------------------------

                    EDWARD D. JONES & CO., L.P.

                  7.58% Subordinated Capital Note,

                   Series B, Due August 15, 2006
                          PPN: 48003# AE 2





No. RB-___

$_____________                                         ____________, ____

     EDWARD D. JONES & CO., L.P., a Missouri limited partnership (the "Partnership"), for value received, hereby promises to pay to _________________________________ or registered assigns, the principal sum of ______________________ DOLLARS ($___________) on August 15, 2006
and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance thereof from the date of this Note at the rate of 7.58% per annum, semiannually on February 15 and August 15 in each year, commencing February 15, 2000, until the principal amount hereof shall become due and payable, and to pay, on demand, interest on any overdue principal (including any overdue prepayment of principal) and premium, if any, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the greater of (i) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank's base rate, or (ii) 8.58% per annum.

     Payments of principal, premium and interest shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts by check mailed and addressed to the registered holder hereof at the address shown in the register maintained by the Partnership for such purpose, or, at the option of the holder hereof, in such manner and at such other place in the United States of America as the holder hereof shall have designated to the Partnership in writing.

     This Note is one of an issue of Notes of the Partnership issued pursuant to the Note Purchase Agreements, dated as of August 31, 1999, between the Partnership and the original purchasers of the Notes, and is entitled to the benefits thereof.

     As and to the extent provided in said Note Purchase Agreements, this Note is subject to optional prepayment, in whole or in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

     Under certain circumstances, as specified in said Note Purchase Agreements, the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in said Note Purchase Agreements.


                        EXHIBIT A-II
                (to Note Purchase Agreement)

     This Note is a registered Note. Transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Partnership as provided in such Note Purchase Agreements. Prior to presentation of this Note for registration of transfer, the Partnership shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Partnership shall not be affected by notice to the contrary. The obligation of the Partnership with respect to any payment in respect of this Note, together with accrued interest, is subordinated to all claims of certain other present and future creditors of the Partnership as and to the extent provided in such Note Purchase Agreements. Such payments are subject to suspension under certain circumstances set forth in such Note Purchase Agreements.

     This Note shall be governed by and construed in accordance with the law of the State of Illinois.



                         EDWARD D. JONES & CO., L.P.



                           By EDJ Holding Company, Inc.
                               General Partner



                           By
                             -----------------------------------
                             Title
                                  ------------------------------

                    EDWARD D. JONES & CO., L.P.

                  7.65% Subordinated Capital Note,

                   Series C, Due August 15, 2007
                          PPN: 48003# AF 9





No. RC-___

$_____________                                         ____________, ____

     EDWARD D. JONES & CO., L.P., a Missouri limited partnership (the "Partnership"), for value received, hereby promises to pay to _________________________________ or registered assigns, the principal sum of ______________________ DOLLARS ($___________) on August 15, 2007
and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance thereof from the date of this Note at the rate of 7.65% per annum, semiannually on February 15 and August 15 in each year, commencing February 15, 2000, until the principal amount hereof shall become due and payable, and to pay, on demand, interest on any overdue principal (including any overdue prepayment of principal) and premium, if any, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the greater of (i) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank's base rate, or (ii) 8.65% per annum.

     Payments of principal, premium and interest shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts by check mailed and addressed to the registered holder hereof at the address shown in the register maintained by the Partnership for such purpose, or, at the option of the holder hereof, in such manner and at such other place in the United States of America as the holder hereof shall have designated to the Partnership in writing.

     This Note is one of an issue of Notes of the Partnership issued pursuant to the Note Purchase Agreements, dated as of August 31, 1999, between the Partnership and the original purchasers of the Notes, and is entitled to the benefits thereof.

     As and to the extent provided in said Note Purchase Agreements, this Note is subject to optional prepayment, in whole or in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

     Under certain circumstances, as specified in said Note Purchase Agreements, the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in said Note Purchase Agreements.



                       EXHIBIT A-III
                (to Note Purchase Agreement)

     This Note is a registered Note. Transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Partnership as provided in such Agreements. Prior to presentation of this Note for registration of transfer, the Partnership shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Partnership shall not be affected by notice to the contrary. The obligation of the Partnership with respect to any payment in respect of this Note, together with accrued interest, is subordinated to all claims of certain other present and future creditors of the Partnership as and to the extent provided in such Note Purchase Agreements. Such payments are subject to suspension under certain circumstances set forth in such Note Purchase Agreements.

     This Note shall be governed by and construed in accordance with the law of the State of Illinois.



                         EDWARD D. JONES & CO., L.P.



                           By EDJ Holding Company, Inc.
                               General Partner



                           By
                             ----------------------------------------
                             Title
                                  -----------------------------------

                    EDWARD D. JONES & CO., L.P.

                  7.79% Subordinated Capital Note,

                   Series D, Due August 15, 2011
                          PPN: 48003# AG 7





No. RD-___

$_____________                                        ____________, ____

     EDWARD D. JONES & CO., L.P., a Missouri limited partnership (the "Partnership"), for value received, hereby promises to pay to _________________________________ or registered assigns, the principal sum of ______________________ DOLLARS ($___________) on August 15, 2011
and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance thereof from the date of this Note at the rate of 7.79% per annum, semiannually on February 15 and August 15 in each year, commencing February 15, 2000, until the principal amount hereof shall become due and payable, and to pay, on demand, interest on any overdue principal (including any overdue prepayment of principal) and premium, if any, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the greater of (i) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank's base rate, or (ii) 8.79% per annum.

     Payments of principal, premium and interest shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts by check mailed and addressed to the registered holder hereof at the address shown in the register maintained by the Partnership for such purpose, or, at the option of the holder hereof, in such manner and at such other place in the United States of America as the holder hereof shall have designated to the Partnership in writing.

     This Note is one of an issue of Notes of the Partnership issued pursuant to the Note Purchase Agreements, dated as of August 31, 1999, between the Partnership and the original purchasers of the Notes, and is entitled to the benefits thereof.

     As and to the extent provided in said Note Purchase Agreements, this Note is subject to prepayment, in whole or in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise. The Partnership agrees to make required prepayments on account of this Note in accordance with the provisions of said Note Purchase Agreements.

     Under certain circumstances, as specified in said Note Purchase Agreements, the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in said Note Purchase Agreements.


                        EXHIBIT A-IV
                (to Note Purchase Agreement)

     This Note is a registered Note. Transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Partnership as provided in such Agreements. Prior to presentation of this Note for registration of transfer, the Partnership shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Partnership shall not be affected by notice to the contrary. The obligation of the Partnership with respect to any payment in respect of this Note, together with accrued interest, is subordinated to all claims of certain other present and future creditors of the Partnership as and to the extent provided in such Note Purchase Agreements. Such payments are subject to suspension under certain circumstances set forth in such Note Purchase Agreements.

     This Note shall be governed by and construed in accordance with the law of the State of Illinois.



                         EDWARD D. JONES & CO., L.P.



                            By EDJ Holding Company, Inc.
                                General Partner



                            By
                              ----------------------------------------
                              Title
                                   -----------------------------------




                              -2-